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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

The RMR Group Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2020 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, March 11, 2020 at 9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

BUSINESS AT A GLANCE

THE RMR GROUP

The RMR Group Inc. (Nasdaq: RMR) is a holding company and substantially all of its business is conducted by its majority owned operating subsidiary, The RMR Group LLC, an alternative asset management company principally engaged in commercial real estate (CRE) businesses. The RMR Group LLC was founded in 1986.

- RMR has over 30 years of experience with buying, selling, financing and operating CRE.
- RMR is a large, nationwide operator of CRE that maintains a local presence across the U.S.
- Clients of RMR benefit from both a scalable platform and a deep bench of experienced management.

Approximately **$33 BILLION** in Assets Under Management	Nearly **600 CRE** Professionals	More than **30 OFFICES** Throughout the U.S.

RMR'S CLIENT COMPANIES SPAN MULTIPLE REAL ESTATE SUBSECTORS

	COMPANY	TICKER	BUSINESS TYPE	DESCRIPTION	GROSS AUM / REVENUES(1)
PUBLICLY TRADED EQUITY REITS	SERVICE PROPERTIES TRUST	Nasdaq: SVC	Equity REIT	Owns 328 hotels and 946 NNN service retail properties	$12.8 billion AUM
	DIVERSIFIED HEALTHCARE TRUST	Nasdaq: DHC	Equity REIT	Owns 436 medical office buildings, life science buildings and senior living residential communities	$8.7 billion AUM
	OFFICE PROPERTIES INCOME TRUST	Nasdaq: OPI	Equity REIT	Owns 200 multi-tenant and single tenant office properties	$6.1 billion AUM
	INDUSTRIAL LOGISTICS PROPERTIES TRUST	Nasdaq: ILPT	Equity REIT	Owns 300 industrial properties	$2.5 billion AUM
OPERATING COMPANIES	TravelCenters of America	Nasdaq: TA	C-corp.	Operates more than 250 travel centers located along the U.S. Interstate Highway System	$6.1 billion annual revenues
	FIVE STAR SENIOR LIVING	Nasdaq: FVE	C-corp.	Operates more than 260 senior living residential communities throughout the U.S.	$1.4 billion annual revenues
	SONESTA	Private	S-corp.	Operates more than 70 hotels	$44 million annual revenues
OTHER BUSINESSES	RMR REAL ESTATE INCOME FUND	NYSE American: RIF	SEC Registered closed-end mutual fund	Invests in common and preferred securities issued by non-client publicly traded REITs	$362 million AUM
	THE RMR GROUP OFFICE PROPERTY FUND	Private	Open-end core plus real estate investment fund	Invests in multi-tenant urban infill and suburban office properties in non-gateway cities	$226 million AUM
	TREMONT MORTGAGE TRUST	Nasdaq: TRMT	Mortgage REIT	Invests in first mortgage loans secured by middle market and transitional CRE	$87 million AUM

BUSINESS HIGHLIGHTS

INCREASED PUBLIC FLOAT
- 7.9 million shares previously concentrated in holding are now widely held, doubling the company's public share float.

INCREASED DIVIDEND RATE
- Quarterly dividend on common shares increased by $0.03 per share (or 8.6%) to $0.38 per share per quarter, or $1.52 per share annually.

HIGH OPERATING MARGINS
- Achieves adjusted EBITDA margin of 60.2% for the fourth quarter, the highest reported margin since RMR became a public company in 2015.

NATIONAL DAY OF SERVICE
- On May 31, 2019, approximately 500 RMR employees across the U.S. came together to volunteer at various locations, benefiting 35 different charitable organizations addressing a wide range of causes.

(1) Information presented represents Gross AUM unless otherwise specified to be annual revenues. Gross AUM information as of September 30, 2019 and annual revenues information as of fiscal year ended September 30, 2019.

LETTER TO OUR SHAREHOLDERS FROM YOUR BOARD OF DIRECTORS

Dear Fellow Shareholders:

              Please join us for our annual meeting on Wednesday, March 11, 2020. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites shareholders' receipt of these important materials while lowering cost and reducing the environmental impact of our annual meeting.

              Please be assured that our Board takes seriously our role in the oversight of our Company's long term business strategy, which is the best path to long term value creation for you, our shareholders. Last year, we continued to improve margins. Because of our solid operating results, we also increased our annual dividend by 8.6% from $1.40 to $1.52 per share.

              In 2019, our majority owned operating subsidiary, The RMR Group LLC, received the Real Estate Management Excellence Award for Employee & Leadership Development from the Institute of Real Estate Management; was ranked 75th on Fortune Magazine's list of 100 fastest growing companies; and was selected as an ENERGY STAR® Partner of the Year.

              We thank you for your investment in The RMR Group Inc. and for the confidence you put in this Board to oversee your interests in our business.

January 16, 2020

Jennifer B. Clark Ann Logan Rosen Plevneliev Adam D. Portnoy Walter C. Watkins, Jr.

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, March 11, 2020

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

  1.
  Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

  2.
  Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2020 fiscal year; and

  3.
  Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

You can vote if you were a shareholder of record as of the close of business on January 9, 2020.

PROXY VOTING

Shareholders as of the record date are invited to attend the 2020 Annual Meeting. If you cannot attend in person, please vote in advance of the 2020 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

January 16, 2020
Newton, Massachusetts

By Order of the Board of Directors,
Jennifer B. Clark
Managing Director, Executive Vice President,
General Counsel and Secretary

Please sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2020 Annual Meeting. See the "Proxy Materials and Voting Information" section on page 32 for information about how to authorize a proxy by telephone or internet or how to attend the 2020 Annual Meeting and vote your shares in person.

PLEASE VOTE

It is very important that you vote to play a part in the future of our Company. The Nasdaq Stock Market LLC rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 10	FOR	Plurality of all votes cast
2	Ratification of independent auditors*	Page 29	FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on March 10, 2020 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on March 10, 2020 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

    •
    To review and download easy to read versions of our Proxy Statement and Annual Report.

    •
    To sign up for future electronic delivery to reduce the impact on the environment.

THE RMR GROUP INC.     2020 Proxy Statement    1

January 16, 2020

PROXY STATEMENT

The Board of Directors (the "Board") of The RMR Group Inc., a Maryland corporation (the "Company," "we," "us" or "our"), is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by the Board for the 2020 annual meeting of shareholders of the Company. The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, March 11, 2020, at 9:30 a.m., Eastern time, and any postponements or adjournments thereof (the "2020 Annual Meeting"). We are first making these proxy materials available to shareholders on or about January 16, 2020.

Only owners of record of shares of common stock of the Company as of the close of business on January 9, 2020, the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of shares of our Class A Common Stock ("Class A Common Shares") are entitled to one vote for each Class A Common Share held on the record date, holders of shares of our Class B-1 Common Stock ("Class B-1 Common Shares") are entitled to ten votes for each Class B-1 Common Share held on the record date and holders of shares of our Class B-2 Common Stock ("Class B-2 Common Shares," and, together with Class A Common Shares and Class B-1 Common Shares, "Common Shares") are entitled to ten votes for each Class B-2 Common Share held on the record date. Holders of our Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares will vote as a single class on all matters at the 2020 Annual Meeting of Shareholders. Our Class A Common Shares are listed on The Nasdaq Stock Market LLC ("Nasdaq"). On January 9, 2020, there were 15,300,302 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares issued and outstanding.

The mailing address of our principal executive office is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL
MEETING TO BE HELD ON WEDNESDAY, MARCH 11, 2020.

The Notice of 2020 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended September 30, 2019 are available at www.proxyvote.com.

2    THE RMR GROUP INC.     2020 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Composition

We are currently governed by a five member Board of Directors. Ensuring the Board is comprised of Directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of shareholders is a top priority of the Board and the Nominating and Governance Committee.

THE BOARD BELIEVES THAT ITS MEMBERS SHOULD:

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exhibit high standards of integrity and ethics;

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have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

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have a strong record of achievements;

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have knowledge of the asset management industry, commercial real estate ("CRE") industry and real estate investment trusts ("REITs");

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have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity, nationality and skills; and

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be committed to serving on the Board over a period of years in order to develop knowledge about the Company's operations and have sufficient time and availability to devote to Board and committee matters.

In addition, the Board has determined that the Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. The Board believes that Directors with one or more of the following professional skills or experiences can assist in meeting this goal:

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work experience with a proven record of success in his or her field;

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risk oversight/management expertise;

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accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry;

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operating business and/or transactional experience;

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management/leadership experience;

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knowledge of the Company's historical business activities;

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familiarity with client company sectors;

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familiarity with the public capital markets;

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experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

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service on other public company boards and committees;

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qualifying as a Managing Director in accordance with the requirements of our governing documents; and

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qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the Securities and Exchange Commission ("SEC") and our governing documents.

The Nominating and Governance Committee and the Board consider the qualifications, characteristics and skills of Directors and Director candidates individually and in the broader context of the Board's overall composition when evaluating potential nominees for election as Director.

THE RMR GROUP INC.     2020 Proxy Statement    3

Key Responsibilities of the Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓

The Board oversees and monitors strategic planning.

✓

Business strategy is a key focus at the Board level and embedded in the work of Board committees.

✓

Company management is charged with executing business strategy and provides regular performance updates to the Board.

✓

The Board oversees risk management.

✓

Board committees, which meet regularly and report to the full Board, play significant roles in carrying out the risk oversight function.

✓

Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓

The Board oversees succession planning and talent development for senior executive positions.

✓

The Nominating and Governance Committee makes an annual report to the Board on succession planning.

✓

In the event of a succession, the entire Board may work with the Nominating and Governance Committee, or the Independent Directors, as applicable, to nominate and evaluate potential successors.

The Board's Role in Oversight of Risk Management

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the Company's assets, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks the Company faces. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The day to day business of the Company is conducted by management, and management is responsible for incorporating risk management in its activities. The Company's Director of Internal Audit reports to the Audit Committee and provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, internal audit and service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

4    THE RMR GROUP INC.     2020 Proxy Statement

The Board and Board committees discuss these matters among themselves and with management of the Company, the Director of Internal Audit, legal counsel, the Company's independent auditors and other professionals, as appropriate.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes on an annual basis. The Audit Committee considers risks relating to cybersecurity, receiving regular reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company, including updates on the internal and external cybersecurity landscape and relevant technical developments. The Audit Committee meets at least quarterly and reports its findings to the Board. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management. The Compensation Committee whose duties are detailed in its charter, among other duties, evaluates the performance of the Company's Director of Internal Audit. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report to Shareholders for the year ended September 30, 2019 ("Annual Report"). The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Director Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Board is comprised of five Directors, including three Independent Directors and two Managing Directors. Under our bylaws, so long as the number of directors is less than five, at least one director must meet the qualifications of a Managing Director and, so long as the number of directors is five or greater, at least two directors must meet the qualifications of a Managing Director. As set forth in our Bylaws, Independent Directors are Directors who are not employees of the Company or any of its subsidiaries, are not involved in the Company's or its subsidiaries' day to day activities and are persons

THE RMR GROUP INC.     2020 Proxy Statement    5

who qualify as independent under the applicable rules of the Nasdaq and the SEC. As set forth in our Bylaws, Managing Directors are Directors who are not Independent Directors and who have been employees of the Company or any of its subsidiaries or involved in the day to day activities of the Company, any of its subsidiaries or any of their predecessors for at least one year prior to such Director's election.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Ann Logan, Rosen Plevneliev and Walter C. Watkins, Jr. currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our governing documents. In making these independence determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with the Company and its affiliates and those companies to which the Company or its affiliates provide management or advisory services. The Board has concluded that none of these three Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Executive Sessions of Independent Directors

Pursuant to the Company's Governance Guidelines, our Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. Our Independent Directors also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Director for purposes of leading Independent Director sessions will be the Chair of the Audit Committee, unless the Independent Directors determine otherwise.

Board Leadership Structure

All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit and nonprofit organizations, and also have served as government officials. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisers. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors. We do not have a Chairman of the Board or a lead Independent Director.

Our Chief Financial Officer and Treasurer and our Director of Internal Audit regularly attend Board and Board committee meetings. Special meetings of the Board may be called at any time by the President or by a majority of the Directors then in office. Our Managing Directors, in consultation with the Company's management and the Director of Internal Audit, set the agenda for Board meetings. Other Directors may suggest agenda items as well. Discussions at Board meetings are led by the Managing Director or the Independent Director who is most knowledgeable on a subject.

Three of our Directors are independent under the applicable Nasdaq and SEC criteria and our governing documents. All of the members of the Audit Committee and the Equity Plan Committee, which is a subcommittee of our Compensation Committee, and, as of January 15, 2020, all of the members of the Compensation Committee and the Nominating and Governance Committee, are independent under the applicable listing requirements and rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Directors are Managing Directors, persons who have been employees of the Company or any of its subsidiaries or involved in the day to day activities of the Company, any of its subsidiaries or any of their predecessors for at least one year prior to such Director's election.

6    THE RMR GROUP INC.     2020 Proxy Statement

Code of Business Conduct and Ethics and Committee Governance

The Board is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The Company has also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our Directors, officers and employees to ensure compliance with applicable laws and regulations.

The Board has an Audit Committee, Compensation Committee (including an Equity Plan Committee) and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.

Our Audit Committee is comprised entirely of Independent Directors under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law.

Effective as of January 15, 2020, our Compensation Committee and Nominating and Governance Committee are comprised entirely of Independent Directors. Our Equity Plan Committee currently operates under the charter of our Compensation Committee and The RMR Group Inc. 2016 Omnibus Equity Plan (the "Equity Plan"). Our Equity Plan Committee is comprised entirely of Independent Directors under applicable Nasdaq rules. We expect that the Compensation Committee will dissolve the Equity Plan Committee in the near future and assume the duties and responsibilities of the Equity Plan Committee.

We are a "controlled company" under the rules of the Nasdaq because Adam Portnoy holds more than 50% of our voting power; therefore, our Compensation Committee and Nominating and Governance Committee may, and do, include Independent Directors and Managing Directors.

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Directors, individually or as a group. To access these documents on the Company's website visit www.rmrgroup.com.

Nominations for Directors

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or shareholders or by others. Shareholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o The RMR Group Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@rmrgroup.com. Any such recommendation shall include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

THE RMR GROUP INC.     2020 Proxy Statement    7

Communications with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@rmrgroup.com.

Sustainability

We understand the importance of leading a sustainable business and regularly consider ways to improve our internal culture and the communities in which we operate. Our sustainability strategies are primarily implemented by our majority owned operating subsidiary, The RMR Group LLC ("RMR LLC"), which overlaps the following core values onto its business programs:

  •
  Human Capital and Workforce Excellence:  At the highest level of RMR LLC's organization, RMR LLC believes the foundation of its success begins with ensuring its employees are given the opportunity to participate in first-in-class benefits programs and competitive salaries. RMR LLC aims to attract professionals that seek out and capture synergies throughout the organization and their personal lives while advancing social and environmental stewardship. In 2019, RMR LLC received the Real Estate Management Excellence Award for Employee & Leadership Development from the Institute of Real Estate Management.

  •
  Embrace Our Communities:  RMR LLC recognizes the importance of aligning itself with the communities where it operates. Since 1999, RMR LLC has donated more than $2 million to charitable organizations supporting programs from cancer research to hunger prevention. Beyond charitable giving, organizing food drives and building houses with Habitat for Humanity, RMR LLC volunteers thousands of hours each year to benefit our communities. RMR LLC regularly encourages its employees to engage in a variety of charitable and community programs, including a company annual service day and matching charitable giving program.

  •
  Environmental Stewardship:  Preserving our natural resources has a special meaning to RMR LLC and its stakeholders. RMR LLC supports environmental practices that reduce the impact its companies have on our planet. RMR LLC believes this is important to all its stakeholders including investors, regulatory agencies, local communities, tenants and employees. RMR LLC received the 2019 ENERGY STAR® Partner of the Year Award for its outstanding efforts as a Service and Product Provider in executing ENERGY STAR related activities at buildings it manages on behalf of its client companies.

  •
  Inspire Our Supply Chains:  The furthest extension of RMR LLC's core value outreach includes working with its vendors and contractors to evaluate how their business practices align with its values. RMR LLC's goal is to work with service providers and suppliers which, like RMR LLC, strive for business practices that advance social and environmental stewardship.

To learn more about our sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability.

Shareholder Nominations and Other Proposals

Deadline to Submit Nominations and Proposals for the 2021 Annual Meeting of Shareholders for Purposes of Rule 14a-4(c)(1): To be timely for purposes of Rule 14a-4(c)(1) under the Exchange Act, shareholder nominations and proposals intended to be made at the 2021 annual meeting of shareholders must be received by the Company not later than December 2, 2020; provided, that, if the date of the 2021 annual meeting of shareholders is more than 30 days earlier or later than March 11, 2021, then a shareholder's notice must be so delivered a reasonable time before the Company sends its proxy materials for the 2021 annual meeting of shareholders to its shareholders.

8    THE RMR GROUP INC.     2020 Proxy Statement

Deadline to Submit Proposals for the 2021 Annual Meeting of Shareholders for Purposes of Rule 14a-8: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before September 18, 2020 in order to be eligible to be included in the proxy statement for the 2021 annual meeting of shareholders; provided, that, if the date of the 2021 annual meeting of shareholders is more than 30 days before or after March 11, 2021, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

THE RMR GROUP INC.     2020 Proxy Statement    9

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Jennifer B. Clark and Adam D. Portnoy for election as Managing Directors and Ann Logan, Rosen Plevneliev and Walter C. Watkins, Jr. for election as Independent Directors. Each Director nominee currently serves on the Board. If elected, each nominee would serve until the Company's 2021 annual meeting of shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect that each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

Assuming a quorum is present at the meeting, a plurality of all the votes cast is required to elect a Director at the 2020 Annual Meeting.

The names, principal occupations and certain other information and the nominees for Directors, as well as a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude that such persons are currently qualified to serve as Directors, are set forth on the following pages.

The Board of Directors recommends a vote "FOR" the election of all Director nominees.

10    THE RMR GROUP INC.     2020 Proxy Statement

Directors and Director Nominees to be Elected at the 2020 Annual Meeting

Jennifer B. Clark

Managing Director since 2018

Term: Term expiring at the 2020 Annual Meeting

Age: 58

Board Committees: None

Independent Director since 2015

Other RMR Managed Public Company Boards: Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust, since 2018); RMR Real Estate Income Fund (since 2019)(1)

Other Non-RMR Managed Public Company Boards: None

Ms. Clark has been our Executive Vice President, General Counsel and Secretary since shortly after our formation in 2015. Ms. Clark joined RMR LLC in 1999 as a vice president; she became a senior vice president in 2006, an executive vice president and general counsel in 2008 and secretary in 2015. Ms. Clark serves as secretary of Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust), Industrial Logistics Properties Trust, Service Properties Trust (formerly known as Hospitality Properties Trust), Office Properties Income Trust (formerly known as Government Properties Income Trust), Tremont Mortgage Trust, Five Star Senior Living Inc. and TravelCenters of America Inc. Ms. Clark also serves as an officer of ABP Trust, director and secretary of Sonesta International Hotels Corporation, director, executive vice president, general counsel and secretary of Tremont Realty Advisors LLC and secretary and chief legal officer of RMR Real Estate Income Fund. Ms. Clark has also served as secretary of RMR Office Property Fund LP since 2018 and as a director of RMR Advisors LLC ("RMR Advisors") since 2016 and as its president and chief executive officer since 2019, and prior to that as its executive vice president, general counsel and secretary from October 2017 through December 2018, as vice president and chief legal officer from 2007 through September 2017, and as secretary since 2004. Prior to joining RMR LLC, Ms. Clark was a partner at the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal, corporate governance and real estate matters;

•

leadership position with RMR LLC and demonstrated management ability;

•

extensive experience in, and knowledge of, the commercial real estate industry and REITs;

•

institutional knowledge earned through prior service as an officer of the Company and in leadership positions with RMR LLC;

•

identifies as female; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

Ann Logan

Independent Director since 2015

Term: Term expiring at the 2020 Annual Meeting

Age: 65

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other RMR Managed Public Company Boards: None(1)

Other Non-RMR Managed Public Company Boards: None

Ms. Logan was previously employed in various executive capacities at Fannie Mae, a U.S. Government sponsored enterprise with various classes of publicly owned securities, including as executive vice president of the single family mortgage business from 1998 to 2000 and as executive vice president and chief credit officer from 1993 to 1998. Since her employment at Fannie Mae, Ms. Logan has been involved in a number of nonprofit organizations, including serving on the boards of The Washington School for Girls and Georgetown Preparatory School, and she currently serves as chair of the board of trustees of Bryn Mawr College. Ms. Logan previously served from 2005 to 2010 as a member of the board of directors of PHH Corporation, a New York Stock Exchange listed company providing real estate mortgage and automotive fleet services, where she was chair of the risk management committee and served on the audit and compensation committees.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in the real estate mortgage and credit industries;

•

valuable perspective on the broader real estate industry;

•

professional skills, training and expertise in finance and risk management matters;

•

demonstrated management ability;

•

service on boards and board committees and experience as a senior executive of a public company;

•

identifies as female; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

THE RMR GROUP INC.     2020 Proxy Statement    11

Continuing Trustees

Rosen Plevneliev

Independent Director since 2017

Term: Term expiring at the 2020 Annual Meeting

Age: 55

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other RMR Managed Public Company Boards: None(1)

Other Non-RMR Managed Public Company Boards: None

Mr. Plevneliev is the former president of the Republic of Bulgaria, having served from January 22, 2012 to January 22, 2017. From 2009 to 2011, he served as Bulgaria's Minister of Regional Development and Public Works, overseeing the country's infrastructure, communications and development projects. Prior to government service, Mr. Plevneliev was a partner and chief executive officer of IRIS International Ltd, a construction management firm that he founded in 1990, and managed several prominent projects in Germany and Bulgaria, including the Reichstag, Munich Airport and the Sofia Business Park, the first business park in Bulgaria and the largest office park in southeastern Europe. Mr. Plevneliev is a former member of the board of directors of the American Chamber of Commerce in Bulgaria, the board of the Confederation of Employers and Industrialists in Bulgaria and the board of the "For Our Children" Foundation.

Specific Qualifications, Attributes, Skills and Experience:

•

executive experience and demonstrated leadership ability as a former head of state;

•

experience heading large scale real estate construction and development projects in both the public and private sectors;

•

experience as a senior executive of a construction management company;

•

Bulgarian national; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

Adam D. Portnoy

Managing Director since 2015

Term: Term expiring at the 2020 Annual Meeting

Age: 49

Board Committees: None

Other RMR Managed Public Company Boards: Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust, since 2007); Service Properties Trust (formerly known as Hospitality Properties Trust, since 2007); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Tremont Mortgage Trust (since 2017); Industrial Logistics Properties Trust (since 2017); Five Star Senior Living Inc. (since 2018); TravelCenters of America Inc. (since 2018)(1)

Other Non-RMR Managed Public Company Boards: None

Mr. Portnoy has been our President and Chief Executive Officer since shortly after our formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of the Company and we became RMR LLC's managing member. Mr. Portnoy serves as the chair of the boards of the Managed Equity REITs (as defined below), Five Star Senior Living Inc. and TravelCenters of America Inc. Mr. Portnoy has been a director of RMR Advisors since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016 and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner, the sole trustee and an officer of ABP Trust, the controlling shareholder of the Company. Mr. Portnoy is the majority owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president of RMR Real Estate Income Fund from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to the Commonwealth of Massachusetts and on the Board of Directors of Pioneer Institute, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the asset management and commercial real estate industries and REITs;

•

key leadership position with the Company and its subsidiaries and demonstrated management ability;

•

public company director service;

•

experience in investment banking and private equity;

•

institutional knowledge earned through prior service on the boards of trustees and directors of our client companies and familiarity with our client companies' businesses; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

12    THE RMR GROUP INC.     2020 Proxy Statement

Continuing Trustees

Walter C. Watkins, Jr.

Independent Director since 2015

Term: Term expiring at the 2020 Annual Meeting

Age: 73

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other RMR Managed Public Company Boards: None(1)

Other Non-RMR Managed Public Company Boards: None

Mr. Watkins is the principal of WCW Enterprises, LLC, which he founded in 2000 to provide business consulting services and manage certain private investments. Prior to founding WCW Enterprises, Mr. Watkins served in various executive capacities at Bank One Corporation (the successor to First Chicago NBD, NBD Bancorp and National Bank of Detroit) from 1968 to 2000, including serving as executive vice president and president of Bank One, Michigan. As executive vice president, he was responsible for middle market banking in Michigan, Ohio and Kentucky, from 1998 to 2000. As president of Bank One, Michigan, he was the bank's primary public spokesman, community liaison and business coordinator for the state of Michigan. Mr. Watkins served as the chief development officer for the City of Detroit from 2002 to 2006 and the interim chief executive officer of Detroit Regional Convention Facility Authority from 2009 to 2010. Mr. Watkins is a member of the board of directors of Omega Psi Phi Fraternity Federal Credit Union. His past board affiliations include Health Alliance Plan, Detroit Economic Growth Corporation, Detroit Medical Center, Detroit Regional Chamber of Commerce, United Way of Southeast Michigan and Fisk University.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated business leadership as a successful entrepreneur;

•

work on community boards and committees;

•

experience as a senior executive officer of a large banking business;

•

financial background;

•

African American; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

(1)
RMR LLC currently provides management services to eight public companies, including the following six public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC), Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (Nasdaq: OPI), Service Properties Trust (Nasdaq: SVC), Tremont Mortgage Trust (Nasdaq: TRMT) and RMR Real Estate Income Fund (NYSE American: RIF). For these companies with no employees, RMR LLC provides all business operations and functions pursuant to the terms of the applicable business management agreements. RMR LLC also provides business management services to two public operating companies, Five Star Senior Living Inc. (Nasdaq: FVE) and TravelCenters of America Inc. (Nasdaq: TA), both of which have their own employees but some members of the senior leadership of these companies are also RMR LLC employees.

THE RMR GROUP INC.     2020 Proxy Statement    13

Executive Officers

The Company's executive officers serve at the discretion of the Board. There are no family relationships among any of the Company's Directors or executive officers.

Adam D. Portnoy

President and Chief Executive Officer of the Company since 2015 Age: 49 President and Chief Executive Officer of RMR LLC since 2005

Mr. Portnoy's background and qualifications are described above.

Jennifer B. Clark

Executive Vice President, General Counsel and Secretary of the Company since 2015 Age: 58 Executive Vice President and General Counsel of RMR LLC since 2008

Ms. Clark's background and qualifications are described above.

14    THE RMR GROUP INC.     2020 Proxy Statement

Matthew P. Jordan

Executive Vice President of the Company since 2018

Chief Financial Officer and Treasurer of the Company since 2015

Executive Vice President, Chief Financial Officer and Treasurer of RMR LLC since 2017

Age: 44

Mr. Jordan joined RMR LLC in April 2012 as chief accounting officer; he became senior vice president, chief financial officer and treasurer of RMR LLC in November 2012; and he became an executive vice president, chief financial officer and treasurer of RMR LLC in October 2017. Mr. Jordan has also been the chief financial officer and treasurer of RMR Office Property Fund LP since 2018. Mr. Jordan has been an executive vice president, chief financial officer and treasurer of RMR Advisors LLC since October 2017. Mr. Jordan has also been the executive vice president, chief financial officer and treasurer of Tremont Realty Advisors LLC since October 2017; he was previously a vice president, treasurer and chief financial officer of Tremont Realty Advisors LLC since its formation in 2016. Prior to joining RMR LLC, Mr. Jordan was employed at Stanley Black & Decker from July 2011 until April 2012 and before then at Ernst & Young LLP. Mr. Jordan is a certified public accountant.

David M. Blackman

Executive Vice President of RMR LLC since 2013 Age: 57

Mr. Blackman joined RMR LLC in 2009 as senior vice president, and he became executive vice president of RMR LLC in 2013. Mr. Blackman has been a director, president and chief executive officer of Tremont Realty Advisors LLC since 2018, and was an executive vice president of Tremont Realty Advisors LLC from its formation in 2016 through December 2017. Mr. Blackman has been a managing trustee of Tremont Mortgage Trust since 2018 and its chief executive officer since shortly after its formation in 2017. Mr. Blackman also has been a managing trustee of Office Properties Income Trust (formerly known as Government Properties Income Trust) since 2019 and president and chief executive officer since May 2018, and was previously its president and chief operating officer from 2011 until May 2018, and before then its chief financial officer and treasurer from 2009 through 2011. Mr. Blackman has also served as the president of RMR Office Property Fund LP since 2018. Mr. Blackman was a managing trustee and president and chief executive officer of Select Income REIT from 2018 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018, and he was its president and chief operating officer from 2011 through April 2018. Prior to joining RMR LLC, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for 23 years, where he focused on real estate finance matters, including serving as a managing director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009.

THE RMR GROUP INC.     2020 Proxy Statement    15

John G. Murray

Executive Vice President of RMR LLC since 2001 Age: 59

Mr. Murray has served in various capacities with RMR LLC and its affiliates since 1993, including as an executive vice president of RMR LLC since 2001 and as a senior vice president of RMR LLC from 1993 to 2001. Mr. Murray has been a managing trustee since April 2018 and the president and chief executive officer since June 2018 of Service Properties Trust (formerly known as Hospitality Properties Trust), and before then he was its president and chief operating officer from 1996 until June 2018, and its chief financial officer and treasurer from 1995 to 1996. Mr. Murray has also been a managing trustee and the president and chief executive officer of Industrial Logistics Properties Trust since December 2018. From 2014 to 2017, Mr. Murray served as a member of the board of directors of the American Hotel & Lodging Association representing the owners' segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.

Jonathan M. Pertchik

Executive Vice President of RMR LLC since December 2019 Age: 53

Since December 2019, Mr. Pertchik has been an executive vice president of RMR LLC and chief executive officer and a managing director of TA. Prior to joining RMR LLC, Mr. Pertchik served as the chief executive officer of InTown Suites, Inc., a leading provider of economy, extended stay living, from July 2014 to April 2019. From February 2013 to June 2014, Mr. Pertchik served as the chief executive officer of ST Residential, LLC, an owner and manager of luxury condominiums, apartment projects, hotels, and office and retail spaces, where he had previously served as chief operating officer from March 2010 to February 2013. Prior to joining ST Residential, Mr. Pertchik held various executive management positions at WCI Communities, a luxury homebuilder and developer from 2007 to January 2010, and had been a senior vice president & managing principal at The Staubach Company, a leading national real estate tenant representative, from 1999 to 2006. Additionally, Mr. Pertchik served as a member of the board of directors of AV Homes, Inc., a publicly-traded homebuilder, from July 2014 until its sale in October 2018, and has served as a member of the board of directors of Lenkbar, Inc., a private inventor, designer, engineer and manufacturer of medical device products since December 2014.

16    THE RMR GROUP INC.     2020 Proxy Statement

BOARD COMMITTEES

The Audit Committee

Members Ann Logan (Chair) Rosen Plevneliev Walter C. Watkins, Jr. 8 meetings in the fiscal year ended September 30, 2019

The Audit Committee is comprised solely of Independent Directors. Its primary role is to help the Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

The Board has determined that each member of the Audit Committee is financially literate and that Ms. Logan is the Audit Committee's "financial expert."

The Compensation Committee (Including the Equity Plan Committee)

Members Walter C. Watkins, Jr. (Chair) Ann Logan Rosen Plevneliev Adam D. Portnoy(1) 4 meetings in the fiscal year ended September 30, 2019

As of January 15, 2020, the Compensation Committee is comprised solely of Independent Directors. The Compensation Committee's primary responsibilities pertain to overseeing the Company's compensation and employee benefit programs as they apply to executive compensation, evaluating the services provided by any individual who serves as an executive officer of the Company, other than Mr. Portnoy, and qualifies as a "named executive officer" under the applicable rules of the SEC and determining the compensation paid by the Company to any named executive officer, other than Mr. Portnoy, and the approval or ratification of the compensation paid by the Company to other executive officers. The Compensation Committee also evaluates the services provided by the person serving as the Director of Internal Audit for the Company and approves the compensation paid by the Company to such person. The Compensation Committee also approves (subject to applicable shareholder approval), evaluates and administers all equity compensation plans of the Company.

The Equity Plan Committee is a subcommittee of the Compensation Committee that has the power and authority to administer and determine share awards granted under the Equity Plan and to evaluate the performance and determine the cash compensation of Adam Portnoy. The members of the Equity Plan Committee are Ms. Logan and Messrs. Plevneliev and Watkins, each of whom is an Independent Director. This subcommittee held 5 meetings in the fiscal year ended September 30, 2019.

The Compensation Committee expects to dissolve the Equity Plan Committee in the near future and assume the duties and responsibilities of the Equity Plan Committee.

(1)
Adam D. Portnoy no longer serves on the Compensation Committee, effective January 15, 2020.

THE RMR GROUP INC.     2020 Proxy Statement    17

The Nominating and Governance Committee

Members Rosen Plevneliev (Chair) Jennifer B. Clark(1) Ann Logan Adam D. Portnoy(1) Walter C. Watkins, Jr. 2 meetings in the fiscal year ended September 30, 2019

As of January 15, 2020, the Nominating and Governance Committee is comprised solely of Independent Directors. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur; to develop and recommend to the Board governance principles for the Company; and to oversee the evaluation of the Board and, to the extent not overseen by the Company's Compensation Committee or a committee composed entirely of Directors meeting the independence requirements of the rules of the Nasdaq, Company management. Under its charter, the Nominating and Governance Committee is also responsible for considering and reporting on the Company's succession planning to the Board.

(1)
Jennifer B. Clark and Adam D. Portnoy no longer serve on the Nominating and Governance Committee, effective January 15, 2020.

BOARD MEETINGS

In the fiscal year 2019, the Board held six meetings. In the fiscal year 2019, each then Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served or that were held during the period in which the Director served as a Director or committee member. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.rmrgroup.com.

DIRECTOR COMPENSATION

Compensation of Directors

The Board of Directors believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Directors. On April 3, 2019, the Board approved changes to the compensation arrangements for the Independent Directors, including eliminating meeting fees with respect to meetings of the Board and its committees in favor of increased annual retainers, which the Board believes is consistent with market practice. Under the currently effective Director compensation arrangements, each Independent Director received an annual fee of $85,000 for services as a Director. The annual fee for any new Independent Director is prorated for the initial year. Each Independent Director and Managing Director received an award of 2,500 Class A Common Shares in fiscal year 2019.

Each Independent Director who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $17,500, $12,500 and $12,500, respectively. Directors were reimbursed for travel expenses they incurred in connection with their duties as Directors and for out of pocket costs they incurred in connection with their attending certain continuing education programs, if any.

18    THE RMR GROUP INC.     2020 Proxy Statement

Fiscal Year 2019 Director Compensation

The following table details the total compensation of the Directors for the fiscal year ended September 30, 2019 for services as a Director.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total

Jennifer B. Clark(3)	$—	$156,875	$—	$156,875
Ann Logan	111,250	156,875	—	268,125
Rosen Plevneliev	106,250	156,875	—	263,125
Adam D. Portnoy(3)	—	156,875	—	156,875
Walter C. Watkins, Jr.	106,250	156,875	—	263,125

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in fiscal year 2019, consisting of a $85,000 annual cash fee and, for each of Ms. Logan and Messrs. Plevneliev and Watkins, an additional $17,500, $12,500 and $12,500, respectively, for service as a committee chair in fiscal year 2019. Prior to the adoption of the Independent Director compensation arrangements described above on April 3, 2019, each Independent Director earned a fee of $1,250 for each meeting attended, and up to two $1,250 fees were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Ms. Logan and Messrs. Plevneliev and Watkins each earned an additional $8,750 in fees for meetings attended in fiscal year 2019.

(2)
Equals 2,500 Class A Common Shares multiplied by the closing price of such shares on the award date, April 3, 2019. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All awards are fully vested on the award date.

(3)
Managing Directors do not receive cash compensation for their services as Directors. The compensation of Mr. Portnoy and Ms. Clark for their services as executive officers of the Company is not included here and is described below under "Executive Compensation.

THE RMR GROUP INC.     2020 Proxy Statement    19

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of then outstanding Common Shares by each person the Company knows to be the beneficial owner of more than 5% of the respective classes of Common Shares, each Director and Director Nominee, each of our named executive officers, and our Directors and executive officers as a group, all as of January 9, 2020. Unless otherwise noted, to the Company's knowledge, voting power and investment power in Class A Common Shares are exercisable solely by the named person, all percentages of ownership for Class A Common Shares are based on approximately 15,300,302 Class A Common Shares outstanding as of January 9, 2020, and the principal business address of the named beneficial owner is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

	Class A Common Shares*				Class B-1 Common Shares			Class B-2 Common Shares			Combined Voting Power
Name of Beneficial Owner	Number		%		Number		%	Number		%	%

ABP Trust	1,090,564	(1)	7.1%		1,000,000		100.0%	15,000,000		100.0%	91.3%
Directors, Director Nominees and Executive Officers:
Adam D. Portnoy	1,144,502	(1)(2)	7.5%		1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	91.4%
Jennifer B. Clark	20,774		**	%	—		—	—		—	**%
Matthew P. Jordan	17,201		**	%	—		—	—		—	**%
John G. Murray	14,787		**	%	—		—	—		—	**%
David M. Blackman	14,699		**	%	—		—	—		—	**%
Ann Logan	10,462		**	%	—		—	—		—	**%
Walter C. Watkins, Jr.	9,000		**	%	—		—	—		—	**%
Rosen Plevneliev	6,375		**	%	—		—	—		—	**%
All executive officers and directors as a group (9 persons)	1,237,800	(1)	8.1%		1,000,000		100.0%	15,000,000		100%	91.4%

*
Amounts exclude fractional shares.

**
Indicates less than 1.0%.

(1)
Beneficial ownership of Class A Common Shares by ABP Trust and Adam Portnoy in the table above reflects the 1,000,000 Class A Common Shares issuable upon conversion of the Class B-1 Common Shares owned by ABP Trust and beneficially owned by Adam Portnoy. These numbers exclude 15,000,000 Class A Common Shares issuable upon redemption of the class A membership units of RMR LLC (which are paired with 15,000,000 Class B-2 Common Shares) owned by a subsidiary of ABP Trust and beneficially owned by ABP Trust and Adam Portnoy. At our option, we may elect to pay cash in lieu of Class A Common Shares for some or all of such redeemed class A membership units. Amounts exclude fractional shares.

(2)
This number represents (or in the case of Class A Common Shares, includes) shares owned by ABP Trust. Voting and investment power with respect to the shares owned by ABP Trust may be deemed to be shared by Adam Portnoy as the president and chief executive officer, a beneficial owner and the sole trustee of ABP Trust.

20    THE RMR GROUP INC.     2020 Proxy Statement

Principal Shareholders

Set forth in the table below is information about the number of Class A Common Shares held by persons not listed above that the Company knows to be the beneficial owners of more than 5.0% of the outstanding Class A Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	2,039,460	13.33%	Based on a Schedule 13G filed with the SEC on July 10, 2019 by Vanguard reporting that, at June 28, 2019 Vanguard beneficially owned 2,039,460 Class A Common Shares and had sole voting power over 16,685 Class A Common Shares, shared voting power over 236 Class A Common Shares, sole dispositive power over 2,023,353 Class A Common Shares and shared dispositive power over 16,107 Class A Common Shares.

*
Beneficial ownership is shown as of June 28, 2019.

**
The percentage indicated is based on 15,300,302 Class A Common Shares outstanding as of January 9, 2020.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Adam Portnoy, a Managing Director and our President and Chief Executive Officer, served during the fiscal year ended September 30, 2019 and until January 15, 2020 as a member of our Compensation Committee. The executive compensation of Adam Portnoy was determined by a subcommittee of the Compensation Committee comprised of the Independent Director members of the Committee. For more information regarding Adam Portnoy's relationship with us and our client companies, see "Related Person Transactions."

THE RMR GROUP INC.     2020 Proxy Statement    21

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of our principal executive officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2019, or our "named executive officers." The compensation set forth below includes compensation paid by us and compensation paid by our client companies to our named executive officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total

Adam D. Portnoy	2019	$325,000	$2,675,000	$914,465	$31,891	$3,946,356
Managing Director, President and Chief Executive Officer	2018	300,000	2,650,000	1,497,725	22,000	4,469,725
Jennifer B. Clark	2019	$325,000	$2,675,000	$1,432,925	$107,727	$4,540,652
Managing Director, Executive Vice President, General Counsel and Secretary	2018	300,000	2,650,000	1,601,605	127,893	4,679,498
John G. Murray	2019	$325,000	$2,000,000	$1,557,953	$32,127	$3,915,080
Executive Vice President	2018	300,000	1,300,000	1,018,740	29,424	2,648,164
David M. Blackman	2019	$325,000	$2,000,000	$1,477,898	$44,227	$3,847,125
Executive Vice President	2018	300,000	1,350,000	1,201,085	38,480	2,889,565
Matthew P. Jordan	2019	$325,000	$1,300,000	$1,112,958	$42,646	$2,780,604
Executive Vice President, Chief Financial Officer and Treasurer	2018	300,000	850,000	660,165	34,900	1,845,065

(1)
The amounts listed in this column represent the annual cash bonuses to each of the named executive officers. The bonuses are described in more detail below in "Fiscal Year 2019 Compensation Elements—Annual Cash Bonuses."

(2)
The value included for awards made by us of the Class A Common Shares and awards made by our public client companies to our named executive officers represents the grant date fair value of shares compiled in accordance with ASC 718. No assumptions were used in this calculation. Awards made by us were made pursuant to our Equity Plan. Awards made by our public client companies were made pursuant to the applicable client company's equity compensation plan. Class A Common Shares we awarded to Adam Portnoy and Jennifer Clark in their capacities as Managing Directors vested at the time of award. For other awards, one fifth of a share award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the initial award date, subject to the applicable named executive officer continuing to render significant services, whether as our employee or otherwise, to us or our public client companies and to accelerated vesting under certain circumstances. Holders of shares awarded pursuant to these awards receive any distributions on common shares paid by us or the applicable client company on the same terms as other holders of our or the client company's common shares, as applicable.

The amounts presented in this column include shares of our client companies awarded to our named executive officers for services as a managing trustee, managing director or named executive officer of a client company.

The following table shows the total shares awarded by us and our public client companies to our named executive officers, including for services as a managing trustee, managing director or named executive officer of a client company, in fiscal year 2019, including vested and unvested portions of each award. Share awards listed for FVE and TA have been adjusted for the one-for-ten and one-for-five, respectively, reverse stock splits that were affected by FVE and TA as of September 30, 2019 and

22    THE RMR GROUP INC.     2020 Proxy Statement

  August 1, 2019, respectively. Share awards listed for OPI have been adjusted for the one-for-four reverse share split that was affected by OPI as of December 31, 2018.

Name	Company	Grant Date	Number of Shares		Grant Date Fair Value of Share Awards(a)

Adam D. Portnoy	RMR	9/18/2019	10,000		$459,900
	RMR	4/3/2019	2,500		156,875
	DHC	5/21/2019	3,000	(b)	23,850
	ILPT	6/3/2019	3,000	(b)	56,190
	OPI	5/29/2019	3,000	(b)	71,910
	SVC	6/13/2019	3,000	(b)	74,010
	FVE	6/11/2019	1,250	(b)	6,750
	TA	5/23/2019	2,000	(b)	33,900
	TRMT	4/24/2019	3,000	(b)	31,080

					$914,465
Jennifer B. Clark	RMR	9/18/2019	5,000		$229,950
	RMR	4/3/2019	2,500		156,875
	DHC	9/18/2019	20,000		174,200
	DHC	5/21/2019	3,000	(b)	23,850
	ILPT	9/18/2019	10,000		216,900
	OPI	9/18/2019	10,000		298,700
	SVC	9/18/2019	10,000		250,300
	FVE	12/11/2018	1,500		5,280
	TA	11/28/2018	2,400		54,120
	TRMT	9/18/2019	5,000		22,750

					$1,432,925

John G. Murray	RMR	9/18/2019	5,000		$229,950
	DHC	9/18/2019	10,000		87,100
	ILPT	9/18/2019	15,000	(b)	325,350
	ILPT	6/3/2019	3,000	(b)	56,190
	ILPT	12/12/2018	3,000	(b)	60,900
	OPI	9/18/2019	10,000		298,700
	SVC	9/18/2019	15,000	(b)	375,450
	SVC	6/13/2019	3,000	(b)	74,010
	FVE	12/11/2018	140		493
	TA	11/28/2018	1,200		27,060
	TRMT	9/18/2019	5,000		22,750

					$1,557,953

David M. Blackman	RMR	9/18/2019	5,000		$229,950
	DHC	9/18/2019	10,000		87,100
	ILPT	9/18/2019	10,000		216,900
	OPI	9/18/2019	15,000	(b)	448,050
	OPI	5/29/2019	3,000	(b)	71,910
	OPI	2/27/2019	3,000	(b)	89,850
	SVC	9/18/2019	10,000		250,300
	FVE	12/11/2018	140		493
	TA	11/28/2018	300		6,765
	TRMT	9/18/2019	10,000	(b)	45,500
	TRMT	4/24/2019	3,000	(b)	31,080

					$1,477,898

Matthew P. Jordan	RMR	9/18/2019	5,000		$229,950
	DHC	9/18/2019	10,000		87,100
	ILPT	9/18/2019	10,000		216,900
	OPI	9/18/2019	10,000		298,700
	SVC	9/18/2019	10,000		250,300
	FVE	12/11/2018	140		493
	TA	11/28/2018	300		6,765
	TRMT	9/18/2019	5,000		22,750

					$1,112,958

  (a)
  Equals the number of shares multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

  (b)
  Shares awarded for services as a managing trustee, managing director or named executive officer of a client company, which will also be disclosed in such client company's proxy statement.

THE RMR GROUP INC.     2020 Proxy Statement    23

(3)
We maintain a savings plan for eligible employees under section 401(k) of the Internal Revenue Code, or 401(k) plan, in which our named executive officers participate, and provide annual discretionary matching contributions to plan participants. The amounts listed in this column include matching contributions we made to each named executive officer in respect of their participation in our 401(k) plan. The amounts listed in this column also include distributions received on unvested awards of our Class A Common Shares and on unvested awards of common shares of our applicable public client companies.

Outstanding Equity Awards at 2019 Fiscal Year End

			Stock Awards
Name	Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1)

Adam D. Portnoy	RMR	9/18/2019	8,000	$363,840
	RMR	9/13/2018	4,800	218,304
	RMR	9/14/2017	3,200	145,536
	RMR	9/15/2016	1,600	72,768
	FVE	12/13/2017	900	4,235
	FVE	12/7/2016	600	2,823
	FVE	12/14/2015	300	1,412
	TA	11/29/2017	1,440	17,748
	TA	11/30/2016	960	11,832
	TA	12/8/2015	480	5,916

				$844,414

Jennifer B. Clark	RMR	9/18/2019	4,000	$181,920
	RMR	9/13/2018	2,400	109,152
	RMR	9/14/2017	1,600	72,768
	RMR	9/15/2016	800	36,384
	DHC	9/18/2019	16,000	148,080
	DHC	9/13/2018	6,000	55,530
	DHC	9/14/2017	3,800	35,169
	DHC	9/15/2016	1,900	17,585
	ILPT	9/18/2019	8,000	170,000
	ILPT	9/13/2018	3,000	63,750
	OPI	9/18/2019	8,000	245,120
	OPI	9/13/2018	2,142	65,631
	OPI	9/14/2017	1,428	43,754
	OPI	9/15/2016	714	21,877
	SVC	9/18/2019	8,000	206,320
	SVC	9/13/2018	5,100	131,529
	SVC	9/14/2017	3,000	77,370
	SVC	9/15/2016	1,500	38,685
	FVE	12/11/2018	1,200	5,646
	FVE	12/13/2017	900	4,235
	FVE	12/7/2016	600	2,823
	FVE	12/14/2015	300	1,412
	TA	11/28/2018	1,920	23,664
	TA	11/29/2017	1,440	17,748
	TA	11/30/2016	960	11,832
	TA	12/8/2015	480	5,916
	TRMT	9/18/2019	4,000	19,520
	TRMT	9/13/2018	3,000	14,640

				$1,828,060

24    THE RMR GROUP INC.     2020 Proxy Statement

			Stock Awards
Name	Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1)

John G. Murray	RMR	9/18/2019	4,000	$181,920
	RMR	9/13/2018	2,400	109,152
	RMR	9/14/2017	1,600	72,768
	RMR	9/15/2016	800	36,384
	DHC	9/18/2019	8,000	74,040
	DHC	9/13/2018	2,400	22,212
	DHC	9/14/2017	800	7,404
	DHC	9/15/2016	300	2,777
	ILPT	9/18/2019	12,000	255,000
	ILPT	9/13/2018	1,500	31,875
	OPI	9/18/2019	8,000	245,120
	OPI	9/13/2018	306	9,376
	OPI	9/14/2017	204	6,251
	OPI	9/15/2016	102	3,125
	SVC	9/18/2019	12,000	309,480
	SVC	9/13/2018	5,100	131,529
	SVC	9/14/2017	3,000	77,370
	SVC	9/15/2016	1,500	38,685
	FVE	12/11/2018	112	527
	FVE	12/13/2017	84	395
	FVE	12/7/2016	56	263
	FVE	12/14/2015	28	132
	TA	11/28/2018	960	11,832
	TA	11/29/2017	720	8,874
	TA	11/30/2016	480	5,916
	TA	12/8/2015	240	2,958
	TRMT	9/18/2019	4,000	19,520
	TRMT	9/13/2018	1,500	7,320

				$1,672,205

David M. Blackman	RMR	9/18/2019	4,000	$181,920
	RMR	9/13/2018	2,400	109,152
	RMR	9/14/2017	1,600	72,768
	RMR	9/15/2016	800	36,384
	DHC	9/18/2019	8,000	74,040
	DHC	9/13/2018	3,000	27,765
	DHC	9/14/2017	1,600	14,808
	DHC	9/15/2016	800	7,404
	ILPT	9/18/2019	8,000	170,000
	ILPT	9/13/2018	1,500	31,875
	OPI	9/18/2019	12,000	367,680
	OPI	9/13/2018	2,142	65,631
	OPI	9/14/2017	1,428	43,754
	OPI	9/15/2016	714	21,877
	SVC	9/18/2019	8,000	206,320
	SVC	9/13/2018	1,800	46,422
	SVC	9/14/2017	800	20,632
	SVC	9/15/2016	400	10,316
	FVE	12/11/2018	112	527
	FVE	12/13/2017	84	395
	FVE	12/7/2016	56	263
	FVE	12/14/2015	28	132

THE RMR GROUP INC.     2020 Proxy Statement    25

			Stock Awards
Name	Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1)

	TA	11/28/2018	240	2,958
	TA	11/29/2017	108	1,331
	TA	11/30/2016	72	887
	TA	12/8/2015	36	444
	TRMT	9/18/2019	8,000	39,040
	TRMT	9/13/2018	3,000	14,640
	TRMT	11/13/2017	2,000	9,760

				$1,579,125

Matthew P. Jordan	RMR	9/18/2019	4,000	$181,920
	RMR	9/13/2018	2,400	109,152
	RMR	9/14/2017	1,600	72,768
	RMR	9/15/2016	800	36,384
	DHC	9/18/2019	8,000	74,040
	DHC	9/13/2018	2,400	22,212
	DHC	9/14/2017	600	5,553
	DHC	9/15/2016	300	2,777
	ILPT	9/18/2019	8,000	170,000
	ILPT	9/13/2018	1,500	31,875
	OPI	9/18/2019	8,000	245,120
	OPI	9/13/2018	306	9,376
	OPI	9/14/2017	204	6,251
	OPI	9/15/2016	102	3,125
	SVC	9/18/2019	8,000	206,320
	SVC	9/13/2018	1,500	38,685
	SVC	9/14/2017	600	15,474
	SVC	9/15/2016	300	7,737
	FVE	12/11/2018	112	527
	FVE	12/13/2017	84	395
	FVE	12/7/2016	56	263
	FVE	12/14/2015	28	132
	TA	11/28/2018	240	2,958
	TA	11/29/2017	108	1,331
	TA	11/30/2016	72	887
	TA	12/8/2015	36	444
	TRMT	9/18/2019	4,000	19,520
	TRMT	9/13/2018	1,500	7,320

				$1,272,546

(1)
Equals the number of shares multiplied by the closing price of our Class A Common Shares or the respective client company's common shares on September 30, 2019.

26    THE RMR GROUP INC.     2020 Proxy Statement

Potential Payments upon Termination or Change in Control

On September 18, 2019, the Equity Plan Committee approved awards of 10,000 Class A Common Shares to Mr. Adam Portnoy and 5,000 Class A Common Shares to each of Ms. Jennifer Clark and Messrs. David Blackman, John Murray and Matthew Jordan in their capacities as our executive officers. These awards were valued at $45.99 per Class A Common Share, the closing price of the Class A Common Shares on the Nasdaq on the date the awards were made under our Equity Plan. The form of award agreement for each of these awards provides for vesting of the Class A Common Shares in five equal annual installments beginning on the date of the award and acceleration of vesting of all share awards upon the occurrence of certain change in control or employment termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of September 30, 2019.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of September 30, 2019(1)

Adam D. Portnoy	17,600	$800,448
Jennifer B. Clark	8,800	400,224
John G. Murray	8,800	400,224
David M. Blackman	8,800	400,224
Matthew P. Jordan	8,800	400,224

(1)
Equals the number of shares multiplied by the closing price of the Company's Class A Common Shares on September 30, 2019.

Fiscal Year 2019 Compensation Elements

Each of our named executive officers was provided with the following material elements of compensation in fiscal year 2019:

Base Salary. In fiscal year 2019 we paid an annual base salary of $325,000 to each of our named executive officers. For our fiscal year 2020, we expect to pay an annual base salary of $350,000 to each of our named executive officers.

Annual Cash Bonuses. Annual cash bonuses are a key component of our named executive officer compensation and represented the majority of compensation we paid to each of our named executive officers for our 2019 fiscal year. We did not provide guaranteed cash bonuses to any of our named executive officers for fiscal year 2019 and did not set specific performance targets on which bonuses would be payable. Instead, the annual cash bonuses we paid to our named executive officers with respect to fiscal year 2019 were discretionary in amount and were based on a performance evaluation conducted by, in the case of Adam Portnoy, the Equity Plan Committee, and in the case of other named executive officers, our Compensation Committee. The evaluation involved an analysis of both (i) our overall performance and (ii) the performance of the individual officer and his or her contributions to us. We believe this evaluation process allowed us to link pay with performance in the closest way possible and provided us with the flexibility necessary to take all relevant factors into account in determining the bonus amounts, including our named executive officers' ability to react to changing circumstances that impact our business. We believe our compensation process provided us with a better compensation structure than a formulaic bonus structure based solely on the achievement of specific pre-established performance targets which may not capture all appropriate factors that materially impacted our or the individual named executive officer's performance.

Equity Awards. Under the Equity Plan, an aggregate of 600,000 Class A Common Shares are available for grants of options to acquire stock, restricted or unrestricted stock, contractual rights to receive stock in the future, stock appreciation rights, other rights to receive compensation in amounts determined by the value of the Class A Common Shares and cash based awards. Employees, Directors, independent

THE RMR GROUP INC.     2020 Proxy Statement    27

contractors and consultants of the Company or any affiliate of the Company are eligible to receive awards under the Equity Plan. Equity awards we make to our employees (including our named executive officers) are made by our Equity Plan Committee. Equity awards made to our employees (including our named executive officers) by our public client companies are made to them by the compensation committees of the boards of such companies.

401(k) Plans. We maintain a 401(k) plan for eligible employees, including our named executive officers and provide matching contributions equal to 100.0% of the first 3.0% and 50.0% of the next 2.0% of an employee's cash compensation contributed to the plan up to stated maximums. We do not maintain a defined pension plan or any nonqualified deferred compensation plans.

Employee Benefits. Eligible employees, including our named executive officers, participate in broad based and comprehensive employee benefit programs, including medical, dental, vision, life and disability insurance. Our named executive officers participate in these programs on the same basis as other eligible employees.

Employment Agreements. We have no employment agreements with our named executive officers or any of our other employees.

28    THE RMR GROUP INC.     2020 Proxy Statement

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 2020. Ernst & Young LLP has served as the Company's independent auditors since our formation in 2015 and is considered by management and the Audit Committee to be well qualified.

The Audit Committee has determined to submit its selection of the independent auditors to our shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended September 30, 2019 and 2018.

	2019 Fees	2018 Fees
Audit Fees	$748,780	$818,500
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	787	720

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

THE RMR GROUP INC.     2020 Proxy Statement    29

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2019 and 2018 reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in fiscal 2019 and 2018 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in fiscal 2019 and fiscal 2018 are set forth above. Our Audit Committee approved the engagement of Ernst & Young LLP to provide the non-audit services described above because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2020 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Assuming a quorum is present at the meeting, ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2020 Annual Meeting.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

30    THE RMR GROUP INC.     2020 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

In the course of the oversight by the Audit Committee (the "Audit Committee") of the Board of Directors of The RMR Group Inc. (the "Company") of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended September 30, 2019; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2019, for filing with the Securities and Exchange Commission.

Ann Logan, Chair Rosen Plevneliev Walter C. Watkins, Jr.

THE RMR GROUP INC.     2020 Proxy Statement    31

FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2020 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2020 Annual Meeting, this Proxy Statement and the Company's Annual Report for the fiscal year ended September 30, 2019 (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the SEC regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2020 Annual Meeting: Jennifer B. Clark, Managing Director, Executive Vice President, General Counsel and Secretary, Matthew P. Jordan, Executive Vice President, Chief Financial Officer and Treasurer; and Adam D. Portnoy, Managing Director, President and Chief Executive Officer.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Class A Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Class A Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Class A Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Class A Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on March 10, 2020 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the

32    THE RMR GROUP INC.     2020 Proxy Statement

instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on March 10, 2020 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 11.

A shareholder may revoke a proxy at any time before it is voted at the 2020 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted), by signing and returning a later dated proxy card or by attending the meeting and voting in person or by sending an original written statement revoking the prior proxy to the Secretary of the Company at our principal executive office (or by hand delivery to the Secretary before the taking of the vote at the 2020 Annual Meeting). If you are a beneficial owner, see the response to question 11.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

4. Who may vote at the 2020 Annual Meeting?

Holders of record of any class of our Common Shares as of the close of business on January 9, 2020, the record date, may vote at the meeting. Holders of any class of our Common Shares will vote as a single class on all matters at the meeting.

5. What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as the Board of Directors recommends on those proposals. Other than the proposals listed on pages 10 and 29, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.

6. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2020 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2020 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1 or Proposal 2. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1. There can be no broker non-votes on Proposal 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

THE RMR GROUP INC.     2020 Proxy Statement    33

7. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2020 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2020 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

8. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Class A Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's and its subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

9. What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2020 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8230. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2020 Annual Meeting Information

10. How do I attend the 2020 Annual Meeting in person?

Attendance at the meeting is limited to the Company's Directors and officers, shareholders as of the record date (January 9, 2020) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting. All attendees need photo identification for admission.

•
Record owners:  If you are a shareholder as of the record date who holds shares directly, you need not present any documentation to attend the 2020 Annual Meeting, other than photo identification.

•
Beneficial owners:  If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial

34    THE RMR GROUP INC.     2020 Proxy Statement

  ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 11.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8230.

11. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2020 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 11 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

12. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.rmrgroup.com, click on "Investors & Media" and then click on "Corporate Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.rmrgroup.com, click on "Investors & Media" and then click on "Financial Information."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

13. How can I communicate with the Company's Directors?

Any shareholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@rmrgroup.com. The communication will then be delivered to the appropriate party or parties.

THE RMR GROUP INC.     2020 Proxy Statement    35

14. How do I submit a nomination or other proposal for action at the 2021 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2021 annual meeting of shareholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by September 18, 2020.

•
For a nomination or proposal to be timely for purposes of Rule 14a-4(c)(1) under the Exchange Act, the proposal must be received by the Company no later than December 2, 2020.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 8 of this Proxy Statement.

36    THE RMR GROUP INC.     2020 Proxy Statement

RELATED PERSON TRANSACTIONS

In this "Related Person Transactions" section, unless the context requires otherwise, references to "RMR Inc.", "we," "us" and "our" refer solely to The RMR Group Inc., a Maryland corporation, and not any of our subsidiaries. The description of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since October 1, 2018 was:

  •
  a Director, a nominee for Director or an executive officer of us;

  •
  known to us to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that contain guidelines for the consideration and approval of any related person transactions. Under these Governance Guidelines, neither we nor any of our subsidiaries may enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors (as such term is defined under Nasdaq rules). In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of our Articles of Amendment and Restatement and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with our policies, as described above, and Maryland law. In the case of any transaction with us in which any other employee of us who is subject to the Code who has a direct or indirect material interest in the transaction, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.rmrgroup.com.

Related Persons

We conduct substantially all of our business through our majority owned subsidiary, RMR LLC. We have no employees, and the personnel and various services we require to operate our business are or will be provided to us by RMR LLC. We serve as the managing member of RMR LLC and, as of January 9, 2020, we owned 15,300,302 class A membership units of RMR LLC and 1,000,000 class B membership units of RMR LLC.

THE RMR GROUP INC.     2020 Proxy Statement    37

Adam D. Portnoy, one of our Managing Directors, is the sole trustee of our controlling shareholder, ABP Trust, and owns all of ABP Trust's voting securities and a majority of the economic interests of ABP Trust. As of January 9, 2020, Adam D. Portnoy beneficially owned, in aggregate, including through ABP Trust, (i) 144,502 Class A Common Shares, (ii) all the outstanding Class B-1 Common Shares, (iii) all the outstanding Class B-2 Common Shares, and (iv) 15,000,000 Class A Units of RMR LLC. Our Class B-1 Common Shares and Class B-2 Common Shares entitle holders to ten votes per share. As a result of their ownership of our Common Shares and units of RMR LLC, Adam D. Portnoy and ABP Trust, in effect, own in aggregate a combined direct and indirect 51.6% economic interest in RMR LLC and control 91.4% of the voting power of our outstanding Common Shares.

Adam D. Portnoy, Jennifer B. Clark and Matthew P. Jordan are officers of ABP Trust and the Company and officers and employees of RMR LLC, and John G. Murray, David M. Blackman and Jonathan M. Pertchik are officers and employees of RMR LLC.

Through RMR LLC, we provide management services for four real estate investment trusts: Diversified Healthcare Trust, formerly known as Senior Housing Properties Trust (including its subsidiaries, "DHC"); Industrial Logistics Properties Trust (including its subsidiaries, "ILPT"); Office Properties Income Trust (including its subsidiaries, "OPI"); and Service Properties Trust, formerly known as Hospitality Properties Trust (including its subsidiaries, "SVC," and together with DHC, ILPT and OPI, the "Managed Equity REITs"). Prior to December 31, 2018, Select Income REIT (including its subsidiaries, "SIR") was a separate Managed Equity REIT. On December 31, 2018, SIR merged with and into a subsidiary of OPI (then known as Government Properties Income Trust ("GOV")), which subsidiary then merged into OPI, and SIR's separate business and property management agreements with RMR LLC were terminated. Since these mergers, the combined company continues to be managed by RMR LLC pursuant to OPI's business and property management agreements with RMR LLC. In this proxy statement, we refer to SIR separately in some instances when referencing matters or time periods on or before December 31, 2018.

As of January 9, 2020, Adam D. Portnoy beneficially owned, in aggregate, including through ABP Trust, 1.1% of DHC's outstanding common shares, 1.2% of ILPT's outstanding common shares, 1.5% of OPI's outstanding common shares and 1.1% of SVC's outstanding common shares.

On July 1, 2019, DHC, OPI and SVC sold all their Class A Common Shares in an underwritten public offering at a price to the public of $40.00 per share pursuant to an underwriting agreement among us, those Managed Equity REITs and the underwriters named therein.

Through our subsidiary Tremont Realty Advisors LLC ("Tremont Advisors"), we provide advisory services for Tremont Mortgage Trust, a mortgage REIT (including its subsidiaries, "TRMT" and together with the Managed Equity REITs, the "Managed REITs"), and, as of December 18, 2019, Centre Street Finance LLC, a private fund focused on originating and investing in mortgage loans ("Centre Street," and together with TRMT, the "Tremont Advisory Clients"). Centre Street is a direct wholly-owned subsidiary of ABP Trust. Tremont Advisors is also TRMT's largest shareholder, owning 1,600,100 of TRMT's common shares, or approximately 19.4% of its outstanding common shares as of January 9, 2020.

Through RMR LLC, we provide management services for three real estate based operating companies: Five Star Senior Living Inc. (including its subsidiaries, "FVE"); Sonesta International Hotels Corporation (including its subsidiaries, "Sonesta"); and TravelCenters of America Inc. (including its subsidiaries, "TA" and together with FVE and Sonesta, the "Managed Operators"). Through RMR LLC, we provide management services for certain related private companies, including ABP Trust and RMR Office Property Fund LP, a private open end real estate fund (the "Open End Fund"), and also provided management services to Affiliates Insurance Company, an Indiana Insurance Company ("AIC"), which is currently in the process of dissolving. Through our subsidiary RMR Advisors, we also provide advisory services for RMR Real Estate Income Fund ("RIF"). As of January 9, 2020: Adam D. Portnoy, including through ABP Trust, beneficially owned 6.3% of the outstanding common stock of FVE; Adam D. Portnoy, including through RMR LLC, beneficially owned 4.0% of TA's outstanding common shares; and Adam D. Portnoy, including through ABP Trust, beneficially owned 2.3% of RIF's outstanding common shares. The general partner of the Open End Fund is a subsidiary of ABP Trust, and ABP Trust and RMR LLC are the limited partners of the Open End Fund. As of January 9, 2020, ABP Trust owned 206,300 limited partnership units of the

38    THE RMR GROUP INC.     2020 Proxy Statement

Open End Fund and RMR LLC owned no limited partnership units, but has committed to contributing $100.0 million to the Open End Fund.

Adam D. Portnoy is the majority owner and a director of Sonesta. Adam D. Portnoy is also the chair of the board of trustees of each of the Managed Equity REITs, the chair of the board of directors of each of Five Star and TA, a managing trustee or managing director of each of the Managed REITs, FVE, TA and RIF. Jennifer B. Clark is a managing trustee of DHC and RIF and a director of Sonesta. As of January 9, 2020, ABP Trust owned 14.3% of AIC. Other officers of the Company serve as managing trustees or managing directors of certain of the Managed REITs, RIF and TA and executive officers of the Managed REITs, Managed Operators, RIF, ABP Trust and the Open End Fund.

The Managed Equity REITs and the Open End Fund have no employees. RMR LLC provides or arranges for all the personnel, overhead and services required for the operation of the Managed Equity REITs and the Open End Fund pursuant to management agreements with them. All the officers of the Managed Equity REITs and the Open End Fund are officers or employees of RMR LLC. TRMT has no employees. All the officers, overhead and required office space of TRMT are provided or arranged by Tremont Advisors, and all of TRMT's officers are officers or employees of Tremont Advisors or RMR LLC. RIF has no employees and no office separate from RMR Advisors. All the officers, overhead and required office space of RIF are provided or arranged by RMR Advisors and officers of RIF are officers or employees of RMR Advisors or RMR LLC.

Several of our client companies have material historical and ongoing relationships with other of our client companies and several of the independent trustees and independent directors of our public client companies also serve as independent trustees or independent directors of other of our public client companies. For example, as of January 9, 2020, DHC owned 33.9% of the outstanding common stock of FVE and SVC owned 8.2% of the outstanding common shares of TA. In addition, ABP Trust, DHC, ILPT, OPI, SVC, FVE and TA each own 14.3% of the outstanding common stock of AIC and are parties to an AIC shareholders agreement, and Adam D. Portnoy, and the independent trustees and independent directors of the Managed REITs, FVE and TA serve on the board of directors of AIC. SVC is TA's principal landlord, and TA is SVC's largest tenant, operating travel center locations owned by SVC pursuant to long term leases. As of January 1, 2020, FVE and DHC completed their restructuring transaction, which provided that, among other things, all of the senior living communities that DHC owns that FVE operates will be operated by FVE pursuant to long term management agreements and FVE issued shares of its common stock to DHC and DHC's shareholders such that, after giving effect to those issuances, DHC owned approximately 33.9% of FVE's outstanding common stock and DHC shareholders received shares representing approximately 51.1% of FVE's outstanding common stock. Sonesta manages a number of SVC's hotels pursuant to long term management agreements.

Related Person Transactions

  Management and Advisory Services

As a result of the relationships described in this "Related Person Transactions" section, the Managed REITs, the Managed Operators, the Open End Fund, AIC, RIF and ABP Trust may be considered to be related persons of us. RMR LLC recognized management services, advisory services and reimbursable payroll and related cost revenues from these related parties for the fiscal year ended September 30, 2019 as set forth in the following table (dollars in thousands):

THE RMR GROUP INC.     2020 Proxy Statement    39

	For the Fiscal Year Ended September 30, 2019

Managed Equity REITs:
DHC(3)	$210,728
ILPT	43,242
OPI(2)	239,291
SIR(2)(3)	47,843
SVC(3)	102,029

	643,133

Managed Operators:
FVE	9,702
Sonesta	3,186
TA	14,191

	27,079

Other:
ABP Trust	15,070
AIC	570
Open End Fund	20,366
RIF	3,013
TRMT	3,509

	42,528

	$712,740	(1)

(1)
Includes reimbursable compensation and benefits (which include share awards by certain companies to our executive officers and other employees) totaling $57,490 for the fiscal year ended September 30, 2019. Also includes other client company reimbursable expenses (recorded as a result of new accounting guidance adopted on October 1, 2018 in accordance with GAAP) totaling $354,540 for the fiscal year ended September 30, 2019.

(2)
SIR merged with and into a subsidiary of OPI on December 31, 2018, which subsidiary then merged into OPI, and SIR's separate business and property management agreements with RMR LLC were terminated. The combined company continues to be managed by RMR LLC pursuant to OPI's business and property management agreements with RMR LLC. This table presents the management services, reimbursable compensation and benefits and other client company reimbursable expenses revenues from SIR separately as they relate to periods prior to the merger with OPI.

(3)
Includes, for DHC, SIR and SVC incentive business management fees of $40,642, $25,817 and $53,635, respectively, which RMR LLC earned from DHC, SIR and SVC on December 31, 2018 and which were paid in January 2019. See the section entitled "Our Management Agreements with the Managed Equity REITS" below for a description of this incentive fee.

  Our Management Agreements with the Managed Equity REITs

RMR LLC is party to a business management agreement and a property management agreement with each Managed Equity REIT. Each business management agreement requires RMR LLC to use its reasonable best efforts to present the Managed Equity REIT with a continuing and suitable real estate investment program consistent with the REIT's real estate investment policies and objectives. Each property management agreement requires RMR LLC to act as managing agent for each Managed Equity REIT's properties and devote such time, attention and effort as may be appropriate to operate and manage the Managed Equity REIT's properties in a diligent, orderly and efficient manner.

Business Management Fees. Each business management agreement between RMR LLC and a Managed Equity REIT provides for (i) an annual base management fee, payable monthly, and (ii) an annual incentive business management fee. The annual base management fee generally is calculated as the lesser of:

  •
  the sum of (a) 0.5% of the historical cost of transferred real estate assets, if any, as defined in the applicable business management agreement, plus (b) 0.7% of the average invested capital (exclusive of the transferred real estate assets), as defined in the applicable business management agreement, up to $250.0 million, plus (c) 0.5% of the average invested capital exceeding $250.0 million; and

40    THE RMR GROUP INC.     2020 Proxy Statement

  •
  the sum of (a) 0.7% of the average market capitalization, as defined in the applicable business management agreement, up to $250.0 million, plus (b) 0.5% of the average market capitalization exceeding $250.0 million.

The base management fee is payable monthly in arrears.

The annual incentive business management fee payable by each Managed Equity REIT, if any, is calculated as follows:

  •
  The incentive business management fee is calculated as an amount equal to 12.0% of the product of (a) the equity market capitalization of the Managed Equity REIT, as defined in the applicable business management agreement, on the last trading day of the year immediately prior to the measurement period, and (b) the amount, expressed as a percentage, by which the Managed Equity REIT's total return per share realized by its common shareholders (i.e., share price appreciation plus dividends, or the "total return per share"), exceeds the total shareholder return of a specified REIT index (the "benchmark return per share") for the relevant measurement period, with each of (a) and (b) subject to adjustments for common shares issued by the Managed Equity REIT during the measurement period.

  •
  The specified REIT index utilized to calculate the benchmark return per share for each of the Managed Equity REITs when calculating the incentive business management fees is as follows:

  ◦
  DHC: SNL U.S. REIT Healthcare Index

  ◦
  ILPT: On December 31, 2018, our business management agreement with ILPT was amended to provide that for periods beginning on and after January 1, 2019, the SNL U.S. Industrial REIT Index is utilized. For periods prior to January 1, 2019, the SNL U.S. REIT Equity Index is utilized.

  ◦
  OPI: On December 31, 2018, our business management agreement with OPI was amended to provide that for periods beginning on and after January 1, 2019, the SNL U.S. Office REIT Index is utilized. For periods prior to January 1, 2019, the SNL U.S. REIT Equity Index is utilized.

  ◦
  SVC: SNL U.S. REIT Hotel Index

  •
  No incentive business management fee is payable by the Managed Equity REIT unless its total return per share during the measurement period is positive.

  •
  The measurement period for an annual incentive business management fee is defined as the three year period ending on December 31 of the year for which such fee is being calculated, except for ILPT, whose annual incentive business management fee is based on a shorter period from its initial public offering on January 12, 2018 through the applicable calendar year end.

  •
  If the Managed Equity REIT's total return per share exceeds 12% per year in the measurement period, the benchmark return per share is adjusted to be the lesser of the total shareholder return of the specified REIT index for such measurement period and 12% per year (the "adjusted benchmark return per share"). In instances where the adjusted benchmark return per share applies, the incentive fee will be reduced if the Managed Equity REIT's total return per share is between 200 basis points and 500 basis points below the specified REIT index by a low return factor, as defined in the applicable business management agreement, and there will be no incentive business management fee paid if, in these instances, the Managed Equity REIT's total return per share is more than 500 basis points below the specified REIT index.

  •
  The incentive management fee payable by the Managed Equity REIT is subject to a cap equal to the value of the number of its common shares which would, after issuance, represent (a) 1.5% of the number of its common shares outstanding on December 31 of the year for which such fee is being calculated multiplied by (b) the average closing price of its common shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

THE RMR GROUP INC.     2020 Proxy Statement    41

  •
  Incentive fees paid by the Managed Equity REIT for any measurement period may be subject to certain "clawback" if the financial statements of the Managed Equity REIT for that measurement period are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC and the amount of the incentive fee paid by the Managed Equity REIT was greater than the amount it would have paid based on the restated financial statements.

If the business management agreement is terminated, the base business management fee and incentive business management fee due in respect of any partial period prior to the date of termination will be prorated as provided in the agreement.

Property Management Fees. No property management fees are payable by a Managed Equity REIT to RMR LLC for any hotels, senior living communities or travel centers which are leased to, or managed by, a Managed Operator or another operating business such as a hotel management company or a senior living or healthcare services provider. For other properties, each property management agreement between RMR LLC and a Managed Equity REIT provides for (1) a management fee equal to 3.0% of the gross rents collected from tenants and (2) a construction supervision fee equal to 5.0% of the cost of any construction, renovation or repair activities at the Managed Equity REIT's properties, other than ordinary maintenance and repairs.

Expense Reimbursement. Under each business management agreement: the Managed Equity REIT pays or reimburses RMR LLC for all of the expenses relating to the Managed Equity REIT's activities, including the costs and expenses of investigating, acquiring, owning and disposing of its real estate (third party property diligence costs, appraisal, reporting, audit and legal fees), its costs of borrowing money, its costs of securities listing, transfer, registration and compliance with reporting requirements and its costs of third party professional services, including legal and accounting fees, and as otherwise agreed; and RMR LLC bears its general and administrative expenses relating to its performance of its obligations under the agreement, including expenses of its personnel, rent and other office expenses. Also, the allocable cost of internal audit services is reimbursed by each Managed Equity REIT to RMR LLC.

Also, under each property management agreement, the Managed Equity REIT pays certain allocable expenses of RMR LLC in the performance of its duties, including wages for onsite property management personnel and allocated costs of centralized property management services.

Term and Termination. The terms of the business and property management agreements with each Managed Equity REIT end on December 31, 2039, and automatically extend on December 31st of each year so that the terms thereafter end on the 20th anniversary of the date of the extension. A Managed Equity REIT has the right to terminate its management agreements with RMR LLC: (1) at any time upon 60 days' written notice for convenience, (2) immediately upon written notice for cause, as defined in the agreements, (3) on written notice given within 60 days after the end of any calendar year for a performance reason, as defined in the agreements, and (4) by written notice during the 12 months following a manager change of control, as defined in the agreements. RMR LLC has the right to terminate the management agreements for good reason, as defined in the agreements.

If a Managed Equity REIT terminates a management agreement for convenience, or if RMR LLC terminates a management agreement with a Managed Equity REIT for good reason, the Managed Equity REIT is obligated to pay RMR LLC a termination fee equal to the sum of the present values of the monthly future fees, as defined in the agreement, payable for the remaining term of the agreement, assuming it had not been terminated. If a Managed Equity REIT terminates a management agreement for a performance reason, as defined in the agreement, the Managed Equity REIT is obligated to pay RMR LLC the termination fee calculated as described above, but assuming a remaining term of ten years. A Managed Equity REIT is not required to pay any termination fee if it terminates its business or property management agreements for cause, or as a result of a manager change of control, in each case as defined in such agreements. The management agreements provide for certain proportional adjustments to the termination fees in certain circumstances.

42    THE RMR GROUP INC.     2020 Proxy Statement

Other Provisions. Under both the business and property management agreements, each Managed Equity REIT has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision was in bad faith or fraudulent, was willful misconduct or was grossly negligent. In addition, each management agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, will be subject to mandatory arbitration in accordance with procedures provided in the agreement.

Termination of SIR Management Agreements and Waiver of Termination Fees in Connection with SIR/GOV Merger. On December 31, 2018, SIR merged with and into a wholly owned subsidiary of OPI (then GOV) (the "SIR/GOV Merger") and the surviving entity in that merger merged with and into OPI, with OPI as the surviving entity. OPI continues to be managed by RMR LLC pursuant to its business and property management agreements with RMR LLC. Contemporaneously with the execution of the merger agreement for this transaction, on September 14, 2018, SIR and RMR LLC entered into a letter agreement, pursuant to which, effective upon consummation of the SIR/GOV Merger, SIR terminated its business and property management agreements with RMR LLC for convenience, and RMR LLC waived its right to receive payment of the termination fee that would otherwise be due pursuant to each such agreement upon such termination.

  Our Management Agreement with the Tremont Advisory Clients

Tremont Advisors is party to a management agreement with each of the Tremont Advisory Clients. Under each management agreement, Tremont Advisors will implement the business strategies of each Tremont Advisory Client subject to the oversight of the respective Tremont Advisory Client's board of trustees or board of directors, as applicable. Tremont Advisors is also responsible for each Tremont Advisory Client's day to day operations and to perform (or cause to be performed) corporate office functions for the Tremont Advisory Client. In June 2018, Tremont Advisors agreed to waive any business management fees otherwise due and payable by TRMT pursuant to the management agreement for the period beginning July 1, 2018 until June 30, 2020. In addition, no incentive fee was or will be paid or payable by TRMT to Tremont Advisors for the 2018 or 2019 calendar years.

Fees and Expense Reimbursements. Under the management agreements, each Tremont Advisory Client is responsible to pay Tremont Advisors the following:

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Base Management Fee:

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  TRMT is required to pay Tremont Advisors an annual base management fee equal to 1.5% of TRMT's equity, payable in cash quarterly (0.375% per quarter) in arrears. Under the management agreement, "equity" means (a) the sum of (i) the proceeds received by TRMT from its initial public offering (the "TRMT IPO") and the concurrent private placement of its common shares to Tremont Advisors, plus (ii) the net proceeds received by TRMT from any future sale or issuance of shares of beneficial interest of TRMT, plus (iii) TRMT's cumulative core earnings (as defined in the management agreement) for the period commencing on the completion of the TRMT IPO to the end of the most recent calendar quarter, less (b) (i) any distributions previously paid to holders of its common shares, (ii) any incentive fee previously paid to Tremont Advisors and (iii) any amount that TRMT may have paid to repurchase its common shares. All items in the foregoing sentence (other than clause (a)(iii)) are calculated on a daily weighted average basis.

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  Centre Street is required to pay Tremont Advisors an annual base management fee equal to 1.5% of Centre Street's equity, payable in cash quarterly (0.375% per quarter) in arrears. Under the management agreement, "equity" means (i) the sum of (A) the capital contributed from time to time to Centre Street by its sole member, plus (B) Centre Street's cumulative core earnings (as defined in the management agreement) for the period commencing on December 18, 2019 to the end of the most recent calendar quarter, less (ii) (A) any distributions previously paid to Centre Street's sole member, and (B) any incentive fee previously paid by Centre Street to Tremont Advisors. All items in the foregoing sentence shall be calculated on a daily weighted average basis.

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  Incentive Fee. Starting in the calendar quarter ending December 31, 2018 for TRMT and first full calendar quarter of 2021 for Centre Street, each Tremont Advisory Client is required to pay Tremont Advisors quarterly an incentive fee in arrears in cash equal to the difference between: (a) the product of (i) 20% and (ii) the difference between (A) the Tremont Advisory Client's core earnings for the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (B) the product of (1) the Tremont Advisory Client's equity in the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (2) 7% per year and (b) the sum of any incentive fees paid to Tremont Advisors with respect to the first three calendar quarters of the most recent 12 month period (or such lesser number of completed calendar quarters preceding the applicable period, if applicable). No incentive fee shall be payable with respect to any calendar quarter unless the Tremont Advisory Client's core earnings for the 12 most recently completed calendar quarters (or such lesser number of completed calendar quarters from the date of the completion of the TRMT IPO for TRMT or December 18, 2019 for Centre Street, as applicable) in the aggregate is greater than zero. The incentive fee may not be less than zero.

  For purposes of the calculation of base management fees and incentive fees payable to Tremont Advisors by each of TRMT and Centre Street, "core earnings" is defined as net income (or loss) (for TRMT, net income (or loss) attributable to common shareholders) computed in accordance with generally accepted accounting principles in the United States ("GAAP"), including realized losses not otherwise included in GAAP net income (loss), and excluding: (a) the incentive fees earned by Tremont Advisors; (b) depreciation and amortization (if any); (c) non cash equity compensation expense (if any); (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income or loss under GAAP); and (e) one-time events pursuant to changes in GAAP and certain material non cash income or expense items (for TRMT, in each case after discussions between Tremont Advisors and the independent trustees of TRMT and approved by a majority of such independent trustees). Pursuant to the terms of each management agreement, the exclusion of depreciation and amortization from the calculation of core earnings shall only apply to owned real estate. Shares of beneficial interest of each Tremont Advisory Client that are entitled to a specific periodic distribution or have other debt characteristics will not be included in equity for the purpose of calculating incentive fees payable to Tremont Advisors. Instead, the aggregate distribution amount that accrues to such shares during the calendar quarter of such calculation will be subtracted from core earnings for purposes of calculating incentive fees, unless such distribution is otherwise already excluded from core earnings. Equity and core earnings as defined in each management agreement are non GAAP financial measures and may be different than shareholders' equity and net income of each Tremont Advisory Client calculated according to GAAP.

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  Termination Fee. With respect to TRMT, in the event the management agreement is terminated by TRMT without a cause event or by Tremont Advisors for a material breach, TRMT will be required to pay Tremont Advisors a termination fee equal to (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to Tremont Advisors during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination or, if such termination occurs within 24 months of its initial commencement, the base management fee and the incentive fee will be annualized for such two year period based on such fees earned by Tremont Advisors during such period, plus (b) an amount equal to the initial organizational costs related to TRMT's formation and the costs of the TRMT IPO and the concurrent private placement paid by Tremont Advisors. No termination fee will be payable if the management agreement is terminated by TRMT for a cause event or by Tremont Advisors without TRMT's material breach. The management agreement between Centre Street and Tremont Advisors does not provide for a termination fee.

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  Expense Reimbursement. For each Tremont Advisory Client, Tremont Advisors, and not the Tremont Advisory Client, will be responsible for the costs of Tremont Advisors' employees who provide services to the Tremont Advisory Client, including the cost of Tremont Advisors' personnel who originate the Tremont Advisory Client's loans, unless any such payment or reimbursement is specifically approved by a majority of the independent trustees of TRMT or the board of directors of Centre Street, as applicable, is a shared services cost or, for TRMT, relates to awards made under any equity compensation plan adopted by TRMT from time to time. Each Tremont Advisory Client is required to pay or to reimburse Tremont Advisors and its affiliates for all other costs and expenses of the Tremont Advisory Client's operations, including but not limited to, the costs of rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, diligence costs related to the Tremont Advisory Client's investments, investor relations expenses and other professional services, and other costs and expenses not specifically required under the management agreement to be borne by Tremont Advisors. Some of these overhead, professional and other services will be provided by RMR LLC pursuant to a shared services agreement between Tremont Advisors and RMR LLC. In addition, TRMT will also pay its pro rata portion of internal audit costs incurred by RMR LLC on behalf of TRMT and other public companies to which RMR LLC or its affiliates provides management services.

Term and Termination. The initial term of the management agreement with TRMT ends on December 31, 2020, and the agreement will automatically renew for successive one year terms beginning January 1, 2021 and each January 1 thereafter, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two thirds (2/3) of the independent trustees of TRMT based upon a determination that (a) Tremont Advisors' performance is unsatisfactory and materially detrimental to TRMT or (b) the base management fee and incentive fee, taken as a whole, payable to Tremont Advisors under the management agreement are not fair to TRMT (provided that in the instance of (b), Tremont Advisors will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). The management agreement may be terminated by Tremont Advisors before each annual renewal upon written notice delivered to the board of trustees of TRMT no later than 180 days prior to an annual renewal date.

Tremont Advisors may terminate the management agreement if TRMT becomes required to register as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), with such termination deemed to occur immediately before such event. In addition, Tremont Advisors may terminate the management agreement upon 60 days' written notice for a material breach by TRMT, as defined in the management agreement, which includes if TRMT defaults in the performance or observance of any material term, condition or covenant contained in the management agreement, the consequence of which was materially adverse to Tremont Advisors and which did not result from and was not attributable to any action, or failure to act, of Tremont Advisors and the default continues for a period of 30 days after written notice to TRMT requesting that the default be remedied within that period, TRMT materially reduces Tremont Advisors' duties and responsibilities or scope of its authority under the management agreement or TRMT ceases or take steps to cease to conduct the business of originating or investing in commercial real estate loans.

The initial term of the management agreement with Centre Street ends on December 31, 2022, and the agreement will automatically renew for successive one year terms beginning January 1, 2023 and each January 1 thereafter. Centre Street and Tremont Advisors each have the right, upon 60 days' prior written notice to the other party, to terminate the management agreement in its entirety.

Other Provisions. TRMT has agreed to indemnify Tremont Advisors and its affiliates, including RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of such party with respect to the provision of services to TRMT, except to the extent such provision was in bad faith or was grossly negligent. In addition, the management agreement provides that any disputes, as defined in the agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

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  Our Management Agreements with the Managed Operators

Fees. RMR LLC provides services and earns fees pursuant to a business management agreement with each of the Managed Operators. Under these agreements, RMR LLC provides services to the Managed Operators relating to, or assists them with, among other things, their compliance with various laws and rules applicable to them, capital markets and financing activities, maintenance of their properties, selection of new business sites and evaluation of other business opportunities, accounting and financial reporting, internal audit, investor relations and general oversight of the company's daily business activities, including legal and tax matters, human resources, insurance programs and management information systems.

Each Managed Operator pays RMR LLC a fee under its business management agreement in an amount equal to 0.6% of: (i) for FVE, FVE's revenues from all sources reportable under GAAP other than revenues reportable by FVE with respect to properties for which FVE provides management services, plus the gross revenues of properties managed by FVE determined in accordance with GAAP; (ii) for Sonesta, Sonesta's revenues from all sources reportable under GAAP, other than any revenues reportable by Sonesta with respect to hotels for which Sonesta provides management services, plus the revenues of hotels managed by Sonesta (except to the extent such managed hotel revenues are included in Sonesta's gross revenues under GAAP); and (iii) for TA, the sum of TA's gross fuel margin, determined as TA's fuel sales revenues less its cost of fuel sales, plus TA's total nonfuel revenues. In addition, the business management agreement with each Managed Operator provides that the compensation of senior executives of the Managed Operator, who are also employees or officers of RMR LLC, is the responsibility of the party to or on behalf of which the individual renders services. In the past, because at least 80.0% of each of these executives' business time was devoted to services to the Managed Operator, 80.0% of these executives' total cash compensation was paid by the Managed Operator and the remainder was paid by RMR LLC. Each Managed Operator reimburses RMR LLC for certain expenses as provided under its business management agreement.

Term and Termination. The terms of the business management agreements with each Managed Operator end on December 31, 2020, and automatically extend for successive one year terms, unless RMR LLC or the applicable Managed Operator gives notice of non-renewal before the expiration of the applicable term. Also, a Managed Operator may terminate its business management agreement at any time (i) for FVE and TA, on 60 days' notice and RMR LLC may terminate such agreements at any time on 120 days' notice and (ii) for Sonesta, on 30 days' notice and RMR LLC may terminate its agreement with Sonesta on 30 days' notice. If FVE or TA terminates or elects not to renew its agreement, other than for cause as defined in each agreement, the Managed Operator is obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

Other Provisions. Each Managed Operator has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision was in bad faith or was grossly negligent. In addition, each agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

  Our Advisory Agreement with RIF

RMR Advisors is party to an investment advisory agreement with RIF, pursuant to which it provides RIF with a continuous investment program, makes day to day investment decisions and generally manages the business affairs of RIF in accordance with its investment objectives and policies. RMR Advisors is compensated pursuant to that agreement at an annual rate of 0.85% of RIF's average daily managed assets, as defined in the agreement. Average daily managed assets includes the net asset value attributable to RIF's outstanding common shares, plus the liquidation preference of RIF's outstanding preferred shares plus the principal amount of any borrowings, including from banks or evidenced by notes, commercial paper or other similar instruments issued by RIF.

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The investment advisory agreement continues until September 7, 2020 and continues thereafter from year to year or for such longer term as may be approved by RIF's board of trustees, as permitted by the Investment Company Act. So long as required by the Investment Company Act, the agreement is terminable by RIF on 60 days' notice and automatically in the event of an assignment, as defined in the Investment Company Act.

RMR Advisors LLC is also responsible for certain administrative functions of RIF pursuant to an administration agreement with RIF. RMR Advisors has entered into a sub administration agreement with State Street Bank and Trust Company, ("State Street"), to perform substantially all fund accounting and other administrative services for RIF. RIF paid State Street directly, and no additional administrative services fee was paid to RMR Advisors.

  Our Management Agreements with AIC, ABP Trust and the Open End Fund

RMR LLC provided business management services to AIC for a fee calculated as 3.0% of the total premiums paid for insurance arranged by AIC. AIC's property insurance program expired on June 30, 2019 and was not continued. As a result, AIC has not incurred any management fees payable to RMR LLC since that date. As noted above, AIC is currently in the process of dissolving.

RMR LLC provides business and property management services to our controlling shareholder, ABP Trust, for which it receives, depending upon the services provided, a business management fee in an annual amount equal to 0.6% of ABP Trust's revenues from all sources reportable under GAAP, a property management fee in an amount equal to 3.0% of rents collected from managed properties and a construction supervision fee in an amount equal to 5.0% of the cost of any construction, renovation or repair activities at the managed properties, other than ordinary maintenance and repairs.

RMR LLC manages the Open End Fund and receives annual fund administration fees equal to 1.0% of the Open End Fund's net asset value, property management fees equal to 3.0% of all rents collected from commercial real estate investments, and 5.0% of costs of construction or any improvement at commercial real estate investments held by the Open End Fund.

  Reimbursable Compensation and Benefits

Reimbursable compensation and benefits include reimbursements, at cost, that arise primarily from services RMR LLC provides pursuant to its property management agreements, a significant portion of which are charged or passed through to and were paid by tenants of our client companies. RMR LLC realized reimbursable compensation and benefits for the fiscal year ended September 30, 2019 of approximately $57.5 million. Included in reimbursable compensation and benefits are shared services fees RMR LLC earns from TRMT for compensation and other costs related to the operation of the Tremont business. RMR LLC earned shared services fees from TRMT of approximately $1.4 million for the fiscal year ended September 30, 2019. Reimbursable compensation and benefits also include grants of common shares from the client companies directly to certain of RMR LLC's officers and employees in connection with the provision of management services to those companies. For the fiscal year ended September 30, 2019, we recognized approximately $6.5 million for these equity based compensation expense and related reimbursements.

  Other Client Company Reimbursable Expenses

Other client company reimbursable expenses include other reimbursements, at cost, that arise from services RMR LLC provides pursuant to its property management agreements, a significant portion of which are charged or passed through to and were paid by tenants of our client companies. RMR LLC recognized other client company reimbursable expenses for the fiscal year ended September 30, 2019 of approximately $354.5 million.

  Share Awards by Our Public Client Companies

Our public client companies annually award equity grants to certain of our Directors, officers and employees. During the fiscal year ended September 30, 2019, the compensation committees of the

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Managed REITs and the public Managed Operators awarded common shares directly to such persons in connection with their service as directors, trustees or officers of, or the provision of services to, those companies. Based on their grant date values, the aggregate value of such awards was as follows: $1.6 million from DHC; $2.3 million from ILPT; $3.1 million from OPI; $3.5 million from SVC; $0.1 million from FVE; $1.7 million from TA; and $0.2 million from TRMT. On occasion, our public client companies have entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of common shares previously awarded to them under the respective companies' equity compensation plan.

  The Up-C Transaction

The transaction by which, among other things, DHC (then known as SNH), OPI (then known as GOV), SIR (now part of OPI) and SVC, the four then existing Managed Equity REITs, acquired 15,000,000 Class A Common Shares (the "Up-C Transaction") from us was completed on June 5, 2015 pursuant to transaction agreements, we, RMR LLC and ABP Trust entered with each of such Managed Equity REIT. On July 1, 2019, DHC, OPI and SVC sold all their Class A Common Shares in an underwritten public offering at a price to the public of $40.00 per share pursuant to an underwriting agreement among us, those Managed Equity REITs and the underwriters named therein. In addition to the amended and restated business management agreement and amended and restated property management agreement RMR LLC entered with each such Managed Equity REIT, the Company is party to the agreements described below which were entered into on June 5, 2015 in connection with the Up-C Transaction:

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  ABP Trust Registration Rights. We are party to a registration rights agreement with ABP Trust pursuant to which ABP Trust has demand and "piggyback" registration rights, subject to certain limitations, covering the Class A Common Shares held by it, including Class A Common Shares it receives upon exchange of class A membership units of RMR LLC or conversion of Class B-1 Common Shares.

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  Tax Receivable Agreement. We are party to a tax receivable agreement with ABP Trust that provides for the payment by RMR Inc. to ABP Trust of 85.0% of the amount of cash savings, if any, in U.S. federal, state and local income or franchise tax that we realize as a result of (a) the increases in tax basis attributable to our dealings with ABP Trust and (b) tax benefits related to imputed interest deemed to be paid by us as a result of the tax receivable agreement. Payments made under the tax receivable agreement are required to be made within 80 days of the filing of our tax returns. The term of the tax receivable agreement commenced on June 5, 2015 and will continue until all such tax benefits have been utilized or expired, unless the tax receivable agreement is terminated upon a change of control or upon certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement. The tax receivable agreement provides that, upon certain changes of control and certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement, our obligations with respect to redeemable class A membership units of RMR LLC will be accelerated. In those circumstances, our obligations under the tax receivable agreement would be based on certain assumptions, including that we would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits described in the tax receivable agreement, and that any class A membership units of RMR LLC that have not been redeemed will be deemed redeemed for the market value of our Class A Common Shares at the time of the change of control or breach, as applicable. It is possible, in these circumstances, that the cash tax savings realized by us may be significantly less than the corresponding tax receivable agreement payments.

  As of September 30, 2019, we had recorded a liability of approximately $32.1 million payable to ABP Trust under the tax receivable agreement, which relates to our purchase of 15,000,000 class A membership units of RMR LLC in the Up-C Transaction. During the fiscal year ended September 30, 2019, we paid approximately $2.1 million to ABP Trust pursuant to the tax receivable agreement. Future redemptions of ABP Trust's class A membership units of RMR LLC, if and when they occur, are expected to give rise to increases in the tax basis of the assets of RMR LLC attributable to our interests in RMR LLC. Such increases in tax basis are likely to increase (for tax purposes) amortization deductions and therefore reduce the amount of

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    income tax we would otherwise be required to pay in the future. These increases in tax basis may also decrease gain (or increase loss) on future dispositions of certain assets to the extent the increased tax basis is allocated to those assets. As a result, any such future redemptions are expected to increase the amounts payable to ABP Trust under the tax receivable agreement.

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  The RMR LLC Operating Agreement. RMR LLC is party to the LLC operating agreement with us and ABP Trust, which agreement governs the operations of RMR LLC and the rights and obligations of its members. Through our status as the managing member of RMR LLC, we exercise control over RMR LLC and are responsible for all operational and administrative decisions of RMR LLC and the day to day management of RMR LLC's business.

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  Distributions by RMR LLC to its Members. We determine when distributions will be made to the members of RMR LLC and the amount of any such distributions, except that RMR LLC is required by the LLC operating agreement to make certain distributions to the members of RMR LLC quarterly on the basis of the assumed tax liabilities of the members and in connection with a dissolution of RMR LLC. Under the LLC operating agreement, all distributions from RMR LLC are to be made to the members of RMR LLC pro rata in accordance with the percentage economic interest of the membership units they hold and net profits and net losses of RMR LLC generally are to be allocated to its members pro rata in accordance with the percentage interest of the membership units they hold. For the fiscal year ended September 30, 2019, pursuant to the LLC operating agreement, RMR LLC made required quarterly tax distributions to holders of its membership units totaling $79.1 million. ABP Trust or its subsidiary, as the holder of 15,000,000 class A membership units of RMR LLC, received $38.0 million of these distributions by RMR LLC. To fund our payment of dividends of $0.35 per Class A Common Share and per Class B-1 Common Share on each of November 15, 2018, February 21, 2019, May 16, 2019 and August 15, 2019, respectively, RMR LLC paid distributions to holders of its class A membership units and class B membership units. For the fiscal year ended September 30, 2019, ABP Trust or its subsidiary, as the holder of 15,000,000 class A membership units of RMR LLC, received an aggregate of $18.0 million of these distributions by RMR LLC.

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  Coordination of RMR Inc. and RMR LLC. RMR LLC is permitted to issue additional RMR LLC membership units from time to time provided that they are substantially equivalent to additional equity securities issued from time to time by us. At any time we issue any equity securities, we have agreed to contribute to RMR LLC the net proceeds, if any, we received in connection with the issuance. In exchange for the contribution, RMR LLC has agreed to issue to us an equivalent number of units of RMR LLC with substantially the same rights and restrictions. Conversely, if we redeem or repurchase any of our equity securities, RMR LLC will, immediately prior to our redemption or repurchase, redeem or repurchase, upon the same terms and for the same price, an equal number of equity securities of RMR LLC held by us with substantially the same rights and restrictions as the equity securities being redeemed or repurchased. The class A membership units of RMR LLC not held by us and our Class B-2 Common Shares constitute "paired interests." If RMR LLC issues additional class A membership units to someone other than us, we have agreed to issue to that member an equivalent number of our Class B-2 Common Shares.

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  Redemption Rights of Holders of Class A Membership Units. Holders of class A membership units, other than us, may cause RMR LLC to redeem their class A membership units for Class A Common Shares on a 1:1 basis, or we may elect to pay cash on such redemption. For each class A membership unit redeemed, we will automatically redeem the corresponding Class B-2 Common Share comprising the "paired interest" for no additional consideration.

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  Transfers of Membership Units of RMR LLC. Membership units of RMR LLC are subject to certain specified restrictions on transfer.

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  Indemnification and Exculpation. RMR LLC has agreed to indemnify the current and former members of RMR LLC, executive officers and directors of us or RMR LLC, and current and former executive officers and directors of us or RMR LLC serving at our request or the request of RMR LLC as an executive officer or director of another entity, except in certain

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      matters in which it is established that the individual in question received an improper benefit or undertook active and deliberate dishonesty. We, our affiliates and executive officers, the tax matters partner of RMR LLC and the executive officers of RMR LLC will not be liable to RMR LLC or to any non-managing member of RMR LLC for any act or omission performed or omitted by or on behalf of the individual or entity in question in such capacity, with an exception for certain matters for which it is established that the person received an improper benefit or undertook active and deliberate dishonesty.

  Agreements with RMR Office Property Fund LP

On August 31, 2018, ABP Trust, which is controlled by Adam Portnoy, formed the Open End Fund. A subsidiary of ABP Trust is the general partner of the Open End Fund. In connection with the formation of the Open End Fund, ABP Trust contributed 15 properties to the Open End Fund with an aggregate value of $206.3 million in exchange for 206,300 limited partnership units in the Open End Fund and RMR LLC committed to contribute up to $100.0 million to the Open End Fund when called by the general partner in exchange for 100,000 limited partnership units in the Open End Fund. The valuation of the 15 properties contributed to the Open End Fund by ABP Trust was agreed to by a special committee of our Board consisting of members that were unaffiliated with ABP Trust and with the assistance of an independent third party appraiser. This same special committee also approved RMR LLC's $100.0 million capital commitment to the Open End Fund. RMR LLC provides management and administrative services to the Open End Fund pursuant to management agreements. The terms of these management agreements continue until the earlier of (i) the date on which the Open End Fund is liquidated and (ii) the date that the current general partner of the Open End Fund is removed from that position.

  Leases

As of September 30, 2019, RMR LLC leased office space for use as its headquarters and other offices under various lease agreements with ABP Trust and certain Managed Equity REITs. For the fiscal year ended September 30, 2019, RMR LLC incurred rental expense under these leases aggregating $5.6 million. Generally, the rents RMR LLC pays the Managed Equity REITs were set at the average building rent for third party tenants in the same buildings at the time the leases were entered and the leases were approved by the independent trustees of the applicable Managed Equity REIT. The rents RMR LLC pays to ABP Trust were set based upon a survey of comparable market rents at the time the leases were entered. These leases have various termination dates and several have renewal options. Also, some of these leases allow RMR LLC to terminate such lease early if RMR LLC's management agreements applicable to the buildings in which RMR LLC leases space are terminated.

  Other

Effective December 15, 2019, Andrew J. Rebholz resigned his position as an Executive Vice President and employee of RMR LLC and as chief executive officer and as one of the managing directors of TA. In connection with Mr. Rebholz's planned retirement, on December 13, 2019, TA and RMR LLC, entered into a retirement agreement with Mr. Rebholz. Pursuant to his retirement agreement, Mr. Rebholz will continue to serve as an employee of RMR LLC through June 30, 2020. Under Mr. Rebholz's retirement agreement, consistent with past practice, RMR LLC and TA will continue to pay Mr. Rebholz his current aggregate annual base salary of $0.375 million until June 30, 2020 and they paid him an aggregate cash bonus in respect of 2019 in the amount of $1.25 million in December 2019; 80.0% of these amounts were and will be paid by TA and RMR LLC will pay 20.0%. Pursuant to his retirement agreement, Mr. Rebholz granted to TA or its nominee a first right of refusal in the event he determines to sell any of his shares of TA, pursuant to which TA may elect during a specified period to purchase those shares at the average closing price per share for the ten trading days preceding the date of his written notice to TA of his intent to sell. In the event that TA declines to exercise its purchase right, RMR LLC may elect to purchase such shares at the price offered to TA. Mr. Rebholz also agreed that, as long as he owns shares in the Company, DHC, ILPT, OPI, SVC, TA, FVE or TRMT, he will vote those shares at shareholders' meetings in favor of nominees for director or trustee, as applicable, and proposals recommended by the Board or the board of trustees or board of directors, as applicable, of such other companies. RMR LLC and TA also agreed to pay Mr. Rebholz a combined cash payment of $1.25 million in 2020, subject to certain conditions; TA will

50    THE RMR GROUP INC.     2020 Proxy Statement

pay 80.0%, and RMR LLC will pay 20.0% of this amount. Mr. Rebholz's retirement agreement contains other terms and conditions, including cooperation, confidentiality, non-solicitation, non-competition and other covenants, and a waiver and release. Mr. Rebholz's retirement agreement also contains certain terms relating to TA.

David J. Hegarty, Mark L. Kleifges, Bruce J. Mackey Jr., Thomas M. O'Brien and John C. Popeo, each a former Executive Vice President of RMR LLC, retired from and resigned their RMR LLC officer positions between November 29, 2017 and December 31, 2018. We entered into retirement agreements with these former officers in connection with their retirements. Pursuant to these agreements, we made various cash payments and accelerated the vesting of unvested shares RMR Inc. previously awarded to these retiring officers. We also enter into separation arrangements from time to time with other nonexecutive officers and employees of ours. As of September 30, 2019, there remained no further substantive performance obligations with respect to any such arrangements. For the fiscal year ended September 30, 2019, we recognized separation costs of $6.8 million in connection with the resignations and retirements of our executive officers.

In October 2019, the board of trustees of RIF approved a proposal by RMR Advisors to change its business from a registered investment company to a mortgage REIT (the "Business Change Proposal") and directed that such proposal be submitted for consideration of the shareholders of RIF at a special meeting to be held in 2020. RMR Advisors agreed to pay all third party costs and expenses related to consideration and approval of the Business Change Proposal.

We, DHC, ILPT, OPI, SVC, FVE, TA and TRMT participate in a combined directors' and officers' liability insurance policy for primary coverage, including errors and omissions coverage for RMR LLC. We paid a premium of $0.2 million for this coverage for the policy year ending September 30, 2019. We paid a premium of $0.1 million for this coverage for the policy year ending September 30, 2020. The premiums for the combined policy were allocated among the insured companies after consultation with our insurance broker.

Pursuant to RMR LLC's management agreements with our client companies, RMR LLC may from time to time negotiate on behalf of such entities with certain third party vendors and suppliers for the procurement of services to them. As part of this arrangement, these entities may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

We conduct a Leadership Development Program for which certain of our employees take part in a two year rotational program, working at each of RMR LLC, FVE, TA and Sonesta. The employee remains on our payroll during this rotational program and the Managed Operators reimburse us for the applicable employee costs for the period of time that the employee works for it.

We and our public client companies have in the past held, and likely will in the future hold, business meetings at Sonesta operated hotels from time to time, and the directors, trustees, officers and employees of us and our public client companies have in the past stayed, and are likely in the future to stay, overnight at Sonesta operated hotels when traveling for business. The applicable company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses its directors, trustees, officers or employees for the costs of these hotel stays.

For more information about related person transactions, please see the proxy statements and periodic reports filed with the SEC by our public client companies, i.e., DHC, ILPT, OPI, SVC, FVE, TA, TRMT and RIF. These SEC filed proxy statements and periodic reports are available at www.sec.gov. Those documents are not incorporated by reference into this Proxy Statement. Also, please see Note 6, Related Person Transactions, included in the audited consolidated financial statements included in our Annual Report for additional information regarding related party transactions for the fiscal year ended September 30, 2019.

THE RMR GROUP INC.     2020 Proxy Statement    51

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Managing Director, Executive Vice President, General Counsel and Secretary

Newton, Massachusetts
January 16, 2020

52    THE RMR GROUP INC.     2020 Proxy Statement

THANK YOU

Thank you for being a shareholder of The RMR Group Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on March 10, 2020. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on March 10, 2020. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to The RMR Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by The RMR Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. THE RMR GROUP INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E88836-P31722 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE RMR GROUP INC. 1. Election of Directors. For Withhold ! ! ! ! ! ! ! ! ! ! Jennifer B. Clark For Against Abstain ! ! ! 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2020 fiscal year. Ann Logan Rosen Plevneliev Adam D. Portnoy Walter C. Watkins, Jr. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2.

THE RMR GROUP INC. ANNUAL MEETING OF SHAREHOLDERS March 11, 2020, 9:30 a.m., Eastern time The RMR Group Headquarters Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2020 Annual Meeting of Shareholders of The RMR Group Inc. will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2020 fiscal year; and 3. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. E88837-P31722 THE RMR GROUP INC. The RMR Group Headquarters Two Newton Place, 255 Washington Street, Suite 100 Newton, MA 02458 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2020 Annual Meeting of Shareholders of The RMR Group Inc. (the "Company"), including the Company’s annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of The RMR Group Inc. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, Matthew P. Jordan and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2020 Annual Meeting of Shareholders of the Company to be held at The RMR Group Headquarters, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on March 11, 2020, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2020 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Address Changes/Comments: